                                                 [LOGO]      WILLIAM BLAIR FUNDS















                                                          ANNUAL REPORT
                                                  ------------------------------
                                                        DECEMBER 31, 1999

                -----------------------------------------------------------
                TABLE OF CONTENTS
                -----------------------------------------------------------


                A Letter from the President...............................     2
              GROWTH FUND.................................................     4
                A Letter from the Portfolio Managers......................     4
                Portfolio of Investments..................................     6
              TAX-MANAGED GROWTH FUND.....................................     7
                A Letter from the Portfolio Managers......................     7
                Portfolio of Investments..................................     9
              LARGE CAP GROWTH FUND.......................................    10
                A Letter from the Portfolio Managers......................    10
                Portfolio of Investments..................................    11
              SMALL CAP GROWTH FUND.......................................    12
                A Letter from the Portfolio Managers......................    12
                Portfolio of Investments..................................    14
              INTERNATIONAL GROWTH FUND...................................    15
                A Letter from the Portfolio Manager.......................    15
                Portfolio of Investments..................................    17
              EMERGING MARKETS GROWTH FUND................................    20
                A Letter from the Portfolio Managers......................    20
                Portfolio of Investments..................................    22
              DISCIPLINED LARGE CAP FUND..................................    23
                A Letter from the Portfolio Manager.......................    23
                Portfolio of Investments..................................    24
              VALUE DISCOVERY FUND........................................    26
                A Letter from the Portfolio Managers......................    26
                Portfolio of Investments..................................    30
              INCOME FUND.................................................    31
                A Letter from the Portfolio Managers......................    31
                Portfolio of Investments..................................    33
              READY RESERVES FUND.........................................    35
                A Letter from the Portfolio Managers......................    35
                Portfolio of Investments..................................    36
              NOTES TO FINANCIAL STATEMENTS...............................    45
              REPORT OF INDEPENDENT AUDITORS..............................    60
              SPECIAL MEETING OF SHAREHOLDERS.............................    61
              BOARD OF DIRECTORS..........................................    64
              OFFICERS....................................................    64

               -----------------------------------------------------------------
               A LETTER FROM THE PRESIDENT
               -----------------------------------------------------------------

 Marco Hanig   Dear Shareholders:
 [Photo]
               Market Environment

               1999 can be summarized quite simply: it was a year of strong global economic growth, a good year for stock investors worldwide, and a mediocre year for bond investors. In the U.S., the economy continued to grow strongly, and corporate earnings beat expectations more often than not. Thus, after a dip in the 3rd quarter, the S&P 500 Index rebounded strongly in the 4th quarter to close the year up 21%. International markets had their best year in recent memory, with the MSCI All Country World ex-US Index up 31% for the year, as Japan's restructuring efforts began to revitalize this important economy, and Europe benefited from rising employment and consumer confidence. Against this backdrop of strong global economic growth, the Federal Reserve continued to act preemptively to nip any potential inflationary pressures in the bud, raising the Fed Funds rate three times over the course of the year. The corresponding drop in bond prices resulted in flat or negative total returns for bonds, with the Lehman Government/Corporate Index increasing .4%.

               Fund Performance

               Our star performers for the year were the International Growth Fund (up 96%) and the Emerging Markets Growth Fund (up 79%). While some of their outstanding performance can be attributed to the rising tide of their respective markets, both funds benefited from excellent stock and sector picks, and the portfolio managers are to be congratulated for handily outperforming their benchmarks. Our Value Discovery Fund (up 6%) also had a very good year in relative performance, beating the Russell 2000 Value Index by 7%. Unfortunately, the small cap value sector overall continued to be out of favor. The Income Fund (up 0.34%) performed in line with its benchmark, but along with all bond investinents its overall return suffered in the rising interest rate environment.

               Finally, the Growth Fund (up 20%) had a pretty good year-compared to the overall market, but not when compared to the Russell Midcap Growth Index, which was up 51%. The explanation for this divergence is that our investment philosophy has always been to invest in high quality, solid growth companies with proven business models. And indeed, a 20% return would normally be a source of pride for our Growth Fund. However, our philosophy of investing in companies with proven business models kept us from participating in the ".com" frenzy of 1999, which fueled the spectacular returns of the Index.

               We continue to believe that many stocks in this sector are wildly overpriced and highly speculative, and we continue to be confident in the soundness of our "high quality growth" approach. Nonetheless, the potential promise of the "new economy" is sufficiently strong that we are adding to our technology research effort and will invest in companies in this sector that appear to be viable.

               Fund Family Expansion and Restructuring

               Last year the William Blair Funds undertook a massive restructuring, which included the creation of new share classes, and culminated in the introduction of four new funds in December. To implement these changes, we had to ask you, our shareholders, for your approval. I am happy to report that all the proposals on which you were asked to vote were approved by the required majorities, and thus have been implemented.

               I know that the proxy solicitation process took many of you by surprise: we inundated you with mailings, and in many cases our proxy solicitors called you by phone as well. Please accept my sincere thanks for voting your proxies and also my apology for any inconvenience that the solicitation process may have caused you.

               We introduced multiple share classes in recognition of the fact that there are two kinds of mutual fund investors. Traditionally, our funds have been no-load funds, which appeal to investors who make their own investment decisions. We will continue to offer no-load shares classes, and expect to offer our no-load shareholders a broader range of services in the near future.




2  Annual Report                                               December 31, 1999

               However, the majority of investors seek the advice of an investment professionalNand these professionals need to be compensated for their services. By offering our mutual funds with a sales load, we make it possible for advisers to recommend our funds where appropriate, and be paid a standard commission (the sales load) for their services. Thus, the introduction of multiple share classes has opened up a completely new market for our funds.

               The other exciting development is the introduction of four new funds this last December. William Blair & Company has a long tradition of growth investing, and has offered many different OflavorsO of growth to its institutional clients. We are now making some of these investment styles available to mutual fund investors through the creation of the Small Cap Growth Fund, the Large Cap Growth Fund, and the

               Tax-Managed Growth Fund.

               Shareholders of the Growth Fund probably recall that the Fund has been run as an "all-capitalization" portfolio, with two portfolio managers responsible for the small-mid and mid-large portions respectively. The new Small Cap Growth Fund and Large Cap Growth Fund will in essence provide an opportunity to buy the two pieces separatelyNfor those investors who want to be able to choose their own allocation between small and large cap growth stocks.

               The Tax-Managed Growth Fund is a fund designed specifically to minimize the negative impact of taxes on a fundOs after-tax performance. The Fund employs a number of techniques to manage the Fund in a particularly tax-sensitive manner, such as attempting to avoid net realized short-term gains, keeping turnover low, and selecting the most tax-favored share lots when selling a stock. This fund should have particular appeal to investors seeking exposure to growth stocks in their taxable accounts.

               The other new fund is the Disciplined Large Cap Fund, which is managed by a seasoned portfolio managerNStan KirtmanNwho recently joined our firm. This is a fund that seeks to outperform the S&P 500 Index while maintaining similar market risk. The Fund will generally hold 90-140 of the 500 companies in the Index, chosen through a disciplined process which combines bottom-up stock picking with quantitative measures to create a portfolio with better value and better earnings momentum than the Index.

               We hope that you will consider these new funds for your investment portfolios, and would be delighted to send you additional information about them.


               /s/ Marco Hanig






December 31, 1999                                        William Blair Funds  3

                         -------------------------------------------------------
                         GROWTH FUND
                         -------------------------------------------------------

                         -------------------------------------------------------
                         Performance Highlights
                         -------------------------------------------------------

                         -------------------------------------------------------
                              1999         1998        1997      1996       1995
                         ---------    ---------    --------  --------  ---------
Growth Fund (Class N)        19.98%       27.15%      20.07%    17.99%   29.07%
 S&P 500 Index (1)           21.04        28.57       33.36     22.96    37.58
 Russell 2000 Index (2)      21.26        (2.55)      22.36     16.49   (28.44)
 Past performance does not predict future performance.

                         -------------------------------------------------------
                         (1) The S&P 500 Index indicates broad larger capitalization equity market performance.
                         (2) The Russell 2000 Index is a composite of the smallest 2,000 stocks of the Russell 3000 Index (which consists of the largest 3,000 stocks in the U.S. market as determined by market capitalization).

                                    ----------------------------------------------------
                                    INVESTOR INFORMATION
                                    ----------------------------------------------------
                                    ----------------------------------------------------
                                         1999        1998       1997      1996      1995
                                    ---------   ---------   --------  --------  --------
Ending Net Assets (in millions)...       $818        $742       $591      $502      $363
Portfolio Turnover Rate (%).......         52          37         34        43        32
Expense Ratio (%).................        .86         .84        .84       .79       .65

                         -------------------------------------------------------
                         A LETTER FROM THE PORTFOLIO MANAGERS
                         -------------------------------------------------------

                         Dear Shareholders:

Rocky Barber             1999 was the fifth year in a row in which the S&P 500
[Photo]                  generated returns of 20% or above. Historically, such
                         performance has never been sustained for more than two years.

                         However, the source of the market's return was unusual during 1999 because it relied so heavily on the performance of just one part of the economy - technology and Internet-related companies. Indeed, one could say the fourth quarter was a feeding frenzy on technology and ".com" stocks. These stocks accounted for more than 80% of the return of the S&P 500 for the year and more than 60% for the fourth quarter. The small cap- technology sector was up an amazing 65% in the fourth quarter alone. Clearly market performance was concentrated in a very narrow band of stocks; stocks generally characterized as very risky investments by a number of measures. It is our view that the current valuations enjoyed by a number of these entities are at unrealistic and/or unsustainable levels.

                         In 1999, the rest of the market, ex-technology, was up
                         about 4%, a not altogether disappointing performance
Mark A. Fuller III       when considered within the context of the economic
[Photo]                  backdrop. Yes, the U.S. enjoyed an inordinately strong
                         economy with low unemployment, 3% productivity gains, a robust consumer and low inflation. Moreover, global economies accelerated during the year and the combination generated near-record corporate profit growth of 15%. However, the flip side to this wonderful economic picture was a rising concern that such growth would inevitably lead to a pickup in inflation. Because of this concern, the Fed took back its three rate easings of 1998, and long bond yields rose from 5% to 6.4%. As a result, the multiple on most stocks actually came down slightly in 1999 while those of a few very large cap stocks and technology issues soared.

                         The Growth Fund's mandate is to invest across many economic sectors and in higher quality, more consistent growth companies. As a result, while we do not look to chase the Internet craze and do not expect to have significant portfolio exposure to the higher risk, smaller cap tech names that drove fourth quarter and year returns, going forward we are


4  Annual Report                                               December 31, 1999
                         likely to invest in some of the more viable Internet
Gretchen S. Lash         stocks, especially those serving the
[Photo]                  business-to-business market. The Internet is certainly
                         changing the way all industries function and compete and is creating some terrific opportunities. As a result, we are aggressively adding to our technology research effort.

                         Looking forward, we are very encouraged by some of the investment opportunities we see. The bifurcated return in the market over the past year or so has created a scenario in which we are finding many quality companies trading at very reasonable and inviting multiples. As we believe investors will inevitably return to a focus on earnings and positive cash flows, the currently bifurcated market should offer us some very good investment opportunities.

                         In 2000, we believe the Federal Reserve Board will have to raise rates another .50 -1% and that this will continue to pressure stock multiples. However, continued strong corporate profit growth, perhaps in the 10% to 12% range, should offset these pressures. We expect to remain cautious on the healthcare group for the first part of the year until we can better assess the potential impact of election-year rhetoric. We expect to keep the Fund's position in financial stocks fairly light for the foreseeable future because of our interest rate outlook. Finally, as mentioned above, we will be aggressively reviewing our technology holdings and will be looking for companies that can benefit from both the Internet and the global telecommunications boom.

                         We continue to believe that thorough fundamental analysis and long-term investments in those companies with durable business franchises and superior growth opportunities will prove rewarding to investors. We appreciate our shareholders who share this commitment.


      /s/ Rocky Barber        /s/Mark A. Fuller III          /s/Gretchen S. Lash


                         -------------------------------------------------------
                         GROWTH FUND
                         -------------------------------------------------------

                         ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 WITH REINVESTMENT OF CAPITAL GAIN DISTRIBUTIONS AND INCOME DIVIDENDS



                               [PERFORMANCE GRAPH]

                  1/90      12/90    12/91     12/92     12/93     12/94     12/95     12/96     12/97     12/98     12/99
Growth Fund     $10,000     9,800    14,100    15,200    17,600    18,700    24,200    28,500    34,200    43,500    52,200
S&P 500 Index   $10,000     9,700    12,600    13,600    15,000    15,200    20,900    25,700    34,200    44,000    53,300



December 31, 1999                                         William Blair Funds  5

 ................................................................................
GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

----------------------------------------------------    --------
SHARES                                                     VALUE
----------------------------------------------------    --------
COMMON STOCKS
TECHNOLOGY--33.5%
   256,900      *A D C Telecommunications, Inc......    $ 18,641
   150,000      *America Online, Inc................      11,316
   212,900      *BMC Software, Inc..................      17,019
   206,400      *Cisco Systems, Inc.................      22,111
   152,000      *Computer Sciences Corporation......      14,383
   264,100      *Electronic Arts, Inc...............      22,184
   169,400      Intel Corporation...................      13,944
   244,800      Linear Technology Corporation.......      17,518
   279,000      *Microsoft Corporation..............      32,572
   223,500      *Oracle Corporation.................      25,046
   428,289      *Tellabs, Inc.......................      27,491
   306,800      Texas Instruments...................      29,721
   176,500      *USWeb Corporation..................       7,843
   311,044      *Xilinx, Inc........................      14,143
                                                        --------
                                                         273,932
                                                        --------
CONSUMER CYCLICALS--14.6%
   464,591      *Acxiom Corporation.................      11,150
   302,400      *Bed, Bath & Beyond, Inc............      10,508
   170,300      *C D W Computer Center..............      13,390
   281,400      Home Depot, Inc.....................      19,293
   216,600      International Speedway
                  Corporation.......................      10,911
   149,100      *Kohl's Corporation.................      10,763
   187,300      Lowes Companies, Inc................      11,191
 1,337,900      *Office Depot.......................      14,633
   124,700      Royal Caribbean Cruises, Ltd........       6,149
   244,900      *Williams-Sonoma, Inc...............      11,265
                                                        --------
                                                         119,253
                                                        --------
CONSUMER STAPLES--12.7%
   304,000      *AT&T Liberty Media Group A.........      17,252
   167,100      *Clear Channel Communications,
                  Inc...............................      14,914
   217,000      *Cox Communications Class "A".......      11,176
   449,300      CVS Corporation.....................      17,944
   264,200      Tribune Company.....................      14,548
   340,800      *U. S. Foodservice..................       5,708
   397,200      Walgreen Company....................      11,618
   239,387      *Whole Foods Market, Inc............      11,102
                                                        --------
                                                         104,262
                                                        --------
APPLIED TECHNOLOGY--8.9%
   702,700      Automatic Data Processing, Inc......      37,858
   857,400      *Concord E F S, Inc.................      22,078
   109,900      *Transaction Systems Architects.....       3,077
   203,550      Vodafone Airtouch plc (ADR).........      10,076
                                                        --------
                                                          73,089
                                                        --------
HEALTHCARE--8.5%
   237,800      *Amgen, Inc.........................      14,283
   164,000      *Genentech, Inc.....................      22,058
   536,200      Medtronic, Inc......................      19,538
   119,800      Merck & Co., Inc....................       8,034
   122,000      Pharmacia & Upjohn, Inc.............       5,490
                                                        --------
                                                          69,403
                                                        --------

----------------------------------------------------    --------
SHARES OR PRINCIPAL AMOUNT                                 VALUE
----------------------------------------------------    --------
COMMON STOCKS--(CONTINUED)
CAPITAL GOODS--7.7%
   229,548      Danaher Corporation.................    $ 11,076
    78,300      Illinois Tool Works, Inc............       5,290
   137,825      Molex, Inc..........................       7,813
   380,168      Molex, Inc., Class "A"..............      17,203
   189,500      Pentair, Inc........................       7,296
   244,322      *Zebra Technologies Corporation,
                  Class "A".........................      14,293
                                                        --------
                                                          62,971
                                                        --------
FINANCIAL SERVICES--7.3%
   105,875      American International Group........      11,448
   281,500      Associates First Capital Corp.,
                  Class "A".........................       7,724
   150,500      Federal Home Loan Mortgage
                  Corporation.......................       7,083
   551,350      MBNA Corporation....................      15,024
   226,400      Mellon Bank Corporation.............       7,712
   141,100      State Street Corporation............      10,309
                                                        --------
                                                          59,300
                                                        --------
TRANSPORTATION--2.4%
   297,310      *Heartland Express, Inc.............       4,683
   232,100      *Iron Mountain, Inc.................       9,124
   354,194      *Knight Transportation, Inc.........       6,066
                                                        --------
                                                          19,873
                                                        --------
TOTAL COMMON STOCK--95.6%
  (cost $403,814)...................................     782,083
                                                        --------
CONVERTIBLE BOND--.3%
  $  4,700      The Sports Authority, Inc., 5.25%
                  Subordinated Debentures, due
                  9/15/01 (cost $4,502).............       2,632
                                                        --------
CONVERTIBLE PREFERRED STOCK--1.2%
   564,500      Innkeepers USA Trust 8.625% , Series
                  A Cumulative Convertible Preferred
                  Shares of Beneficial Interest,
                  (cost $14,112)....................       9,949
                                                        --------
SHORT-TERM INVESTMENTS
   $   520      Associates Corp. of North America
                  Demand Note, 5.07%, due 1/3/00....         520
     1,000      General Motors Acceptance
                  Corporation 6.02%, due 1/14/00....       1,000
     4,000      Household Finance Corporation,
                  6.00%, due 1/21/00................       4,000
     8,000      General Motors Acceptance
                  Corporation 6.25%, due 1/28/00....       8,000
    10,000      General Electric Capital Corporation
                  6.32%, due 2/4/00.................      10,000
                                                        --------
TOTAL SHORT-TERM INVESTMENTS--2.9%
  (cost $23,520)....................................      23,520
                                                        --------
TOTAL INVESTMENTS--100.0%
  (cost $445,948)...................................     818,184
CASH AND OTHER ASSETS, LESS LIABILITIES.............         259
                                                        --------
NET ASSETS--100.0%..................................    $818,443
                                                        ========

---------------

* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
 6 Annual Report                                               December 31, 1999

                                  ----------------------------------------------
                                  TAX-MANAGED GROWTH FUND
                                  ----------------------------------------------

                                  ----------------------------------------------
                                  PERFORMANCE HIGHLIGHTS
                                  ----------------------------------------------
                                  ----------------------------------------------
                                             1999 (a)
                                  --------------------

Tax-Managed Growth Fund (Class N) .....      1.80%(b)
  S&P500 Index (1) ....................     21.04
  Russell 2000 Index (2) ..............     21.26
  Past performance does not predict future performance

                                  ----------------------------------------------
                                  (1)The S&P 500 Index indicates broad larger
                                     capitalization equity market performance.

                                  (2)The Russell 2000 Index is a composite of
                                     the smallest 2,000 stocks of the Russell
                                     3000 Index (which consists of the largest
                                     3,000 stocks in the U.S. market as
                                     determined by market capitalization).
                                  ----------------------------------------------
                                  INVESTOR INFORMATION
                                  ----------------------------------------------

                                  ----------------------------------------------
                                         1999 (a)
                                  ----------------

Ending Net Assets (in millions)  ....  $   1
Portfolio Turnover Rate (%) .........     --
Expense Ratio (%) ...................      1.36(c)

                                  ----------------------------------------------
                                  (a) For the period December 27, 1999
                                      (Commencement of Operations) to December
                                      31, 1999.
                                  (b) Total return is not annualized for periods
                                      that are less than one year.
                                  (c) Rate is annualized.

                                  ----------------------------------------------
                                  A LETTER FROM THE PORTFOLIO MANAGERS
                                  ----------------------------------------------

                                  Dear Shareholders:

John F. Jostrand                 One could say that the appropriate slogan for
[Photo]                          the new Tax-Managed Growth Fund, giving birth
                                  in the year 2000, should be the `oft cited beginning to the Dickens' novel, A Tale of Two
                                  Cities: "It was the Best of Times, It was the Worst of Times." The stock market has just finished an unprecedented fifth year of 20% plus returns. The S&P 500 annualized returns for the past twenty years have been above 17% and the undeniable investment style leader has been growth for several years running. The question is what can we possibly expect for an encore? In our opinion, the answer is still plenty. We firmly believe that the long-term direction for growth equity investing is positive, the slope may just not be as dramatic as it has been in the past.

Gregory J. Pusinelli              We head into 2000 with a mixed economic
[Photo]                           environment. The positive is that domestic
                                  growth is still solidly on track but
                                  inflationary signals are starting to creep into the picture. Chairman Greenspan, set on the path of an inflationary hawk, raising interest rates three times in the last nine months. Early indications are that this stance will likely continue going into 2000. While the healthy worldwide economic activity is good for corporate earnings, higher interest rates do not combine well with highly valued securities markets.

                                  Given this potentially volatile combination, we are adhering stringently to our investment philosophy of buying high quality growth companies while being mindful of relative valuation. Technology and related fields are an important consideration for the portfolio with 27% invested in those sectors. However, we have been careful to avoid the speculative fervor placed upon most ".com" stocks, a phenomenon that drove much of the S&P 500 and Nasdaq performance in 1999. We have been successful in finding many quality companies trading at reasonable multiples in other sectors to offset some of our more highly valued technology holdings.




December 31, 1999                                         William Blair Funds  7

Michelle R. Seitz                 In the midst of some arguably speculative
[Photo]                           investor activity, we believe that now is the
                                  perfect time to begin a fund that focuses on thorough fundamental analysis and long-term investments in those companies we deem to have durable business franchises. Our added emphasis on managing the portfolio is to keep as much as possible of the resultant investment rewards from this philosophy in our shareholder's pockets.


         /s/ JOHN F. JOSTRAND   /s/ GREGORY J. PUSINELLI   /s/ MICHELLE R. SEITZ



8  Annual Report                                               December 31, 1999

 ................................................................................
TAX-MANAGED GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

------------------------------------------------------    ------
SHARES                                                     VALUE
------------------------------------------------------    ------
COMMON STOCKS
FINANCIAL SERVICES--32.6%
   300      American International Group..............    $   32
   400      Federal Home Loan Mortgage Corporation....        19
   900      MBNA Corporation..........................        24
   400      Mellon Financial Corporation..............        14
 1,400      S&P Depository Receipts...................       206
   500      State Street Corporation..................        37
                                                          ------
                                                             332
                                                          ------
TECHNOLOGY--26.3%
   700      Automatic Data Processing, Inc............        38
   300      *BMC Software, Inc........................        24
   150      *Cisco Systems, Inc.......................        16
   300      *Computer Sciences Corporation............        28
 1,100      *Concord E F S, Inc.......................        28
   150      *eBay, Inc................................        19
   400      Intel Corporation.........................        33
   250      *Microsoft Corporation....................        29
   300      *Oracle Corporation.......................        34
   200      Texas Instruments.........................        19
                                                          ------
                                                             268
                                                          ------
HEALTHCARE--12.9%
   600      *Amgen, Inc...............................        36
   250      Baxter International, Inc.................        16
   250      Eli Lilly & Company.......................        17
   150      *Genentech, Inc...........................        20
   700      Medtronic, Inc............................        25
   250      Merck & Co., Inc..........................        17
                                                          ------
                                                             131
                                                          ------

------------------------------------------------------    ------
SHARES                                                     VALUE
------------------------------------------------------    ------
COMMON STOCKS--(CONTINUED)
CONSUMER CYCLICALS--8.9%
   500      *Bed, Bath & Beyond, Inc..................    $   17
   300      Cintas Corporation........................        16
   600      Royal Caribbean Cruises, Ltd..............        29
   600      *Williams-Sonoma, Inc.....................        28
                                                          ------
                                                              90
                                                          ------
CAPITAL GOODS--7.7%
   500      Danaher Corporation.......................        24
   400      Illinois Tool Works, Inc..................        27
   600      Molex, Inc., Class "A"....................        27
                                                          ------
                                                              78
                                                          ------
COMMUNICATION SERVICES--4.0%
   300      *MCI Worldcom, Inc........................        16
   500      Vodafone Airtouch plc ADR.................        25
                                                          ------
                                                              41
                                                          ------
CONSUMER STAPLES--3.7%
   400      *AT&T Liberty Media Group, Class "A"......        23
   300      *Cox Communications, Class "A"............        15
                                                          ------
                                                              38
                                                          ------
TOTAL INVESTMENTS--96.1%
  (cost $960).........................................       978
CASH AND OTHER ASSETS, LESS LIABILITIES--3.9%.........        40
                                                          ------
NET ASSETS--100.0%....................................    $1,018
                                                          ======

---------------
* Non-income producing securities
ADR -- American Depository Receipt

                See accompanying Notes to Financial Statements.
December 31, 1999                                        William Blair Funds   9

                                  ----------------------------------------------
                                  LARGE CAP GROWTH FUND
                                  ----------------------------------------------

                                  ----------------------------------------------
                                  PERFORMANCE HIGHLIGHTS
                                  ----------------------------------------------
                                        1999 (a)
                                  ---------------

Large Cap Growth Fund (Class N)        1.40%(b)
  S&P500 Index (1)                    21.04
  Russell 2000 Index (2)              21.26
  Past performance does not predict future performance.
                                  ----------------------------------------------
                                  (1) The S&P 500 Index indicates broad larger capitalization equity market performance.
                                  (2) The Russell 2000 Index is a composite of the smallest 2,000 stocks of the Russell 3000 Index (which consists of the largest 3,000 stocks in the U.S. market as determined by market capitalization).

                                  ----------------------------------------------
                                  INVESTOR INFORMATION
                                  ----------------------------------------------
                                       1999 (a)
                                  ----------------

Ending Net Assets (in millions).       $1
Portfolio Turnover Rate (%).....       -----
Expense Ratio (%)...............        1.36(c)
                                  ----------------------------------------------
                                  (a) For the period December 27, 1999
                                  (Commencement of Operations) to December 31,
                                  1999.
                                  (b) Total return is not annualized for periods that are less than a full year.
                                  (c) Rate is annualized

                                  ----------------------------------------------
                                  A LETTER FROM THE PORTFOLIO MANAGERS
                                  ----------------------------------------------

                                  Dear Shareholders:

John F. Jostrand                  We are pleased to have launched our new Large
[Photo]                           Cap Growth Fund. In the Fund we will invest in
                                  the stocks of established, larger growth companies that have proven and durable business franchises. We are very optimistic about the prospects for this sector of the market. Although the large cap stocks have outperformed the broader market for the past few years, they have also produced higher earnings growth and, consequently, have deserved much of the superior returns. Going forward, we believe larger companies do indeed have strategic and competitive advantages over their smaller brethren in many industries. As a result, we look for them to continue to produce both superior earnings growth and investment returns.

                                  1999 was the fifth year in a row in which the S&P 500 generated returns of 20% or above. Historically, such performance has never been sustained for more than two years. However, for the past few years the U.S. has enjoyed an inordinately strong economy with low unemployment, 3% productivity gains, a robust consumer and low inflation. Moreover, in 1999, global economies re-accelerated and the combination generated John F. Jostrand unusually strong corporate profit growth of 15%.

Gretchen S. Lash                  However, the source of the market's return was
[Photo]                           unusual during 1999 because it relied so
                                  heavily on the performance of just one part of the economy - technology and Internet-related companies. This was especially true in the large cap growth indices, such as the Russell 1000 Growth
                                  Index. Within this index, the large cap
                                  technology group was up an amazing 107% for the year and accounted for more than 97% of the composite's return. The remainder of the index, ex-technology, was up about 1%, a very disappointing performance when considered within the context of the economic backdrop mentioned above. Part of this lackluster performance was due to concerns that the flip side to our wonderful economic picture was going to be a pickup in inflation.
                                  Consequently, the Federal Reserve Board took back its three rate easings of 1998, long bond yields rose from 5% to 6.4%, and most stocks actually declined for the year.

                                  Looking forward, we are very encouraged by some of the investment opportunities we see. The narrowness of the return in the market over the past year or so has created a scenario in which we are finding many quality companies trading at very reasonable and inviting multiples. In 2000, we believe the Fed will have to raise rates another .50% to 1% and that this will continue to pressure stock multiples. However, continued strong corporate profit growth, perhaps in the 10% to 12% range, should offset these pressures.

                                   /s/ JOHN F. JOSTRAND     /s/ GRETCHEN S. LASH



10  Annual Report                                            December 31, 1999

 ................................................................................
LARGE CAP GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

------------------------------------------------------    ------
SHARES                                                     VALUE
------------------------------------------------------    ------
COMMON STOCKS
TECHNOLOGY--37.2%
   300      *America Online, Inc......................    $   23
 1,200      Automatic Data Processing, Inc............        64
   400      *BMC Software, Inc........................        32
   300      *Cisco Systems, Inc.......................        32
   300      *Computer Sciences Corporation............        28
   300      Intel Corporation.........................        25
   400      Linear Technology Corporation.............        29
   500      *Microsoft Corporation....................        58
   400      *Oracle Corporation.......................        45
   700      *Tellabs, Inc.............................        45
   500      Texas Instruments.........................        48
                                                          ------
                                                             429
                                                          ------
CONSUMER CYCLICALS--16.8%
   500      *Bed, Bath & Beyond, Inc..................        17
   600      Carnival Corporation......................        29
   450      Home Depot, Inc...........................        31
   300      *Kohl's Corporation.......................        22
   400      Lowes Companies...........................        24
 2,200      *Office Depot.............................        24
   500      Royal Caribbean Cruises, Ltd..............        25
   400      Tribune Company...........................        22
                                                          ------
                                                             194
                                                          ------
CONSUMER STAPLES--10.5%
   500      *AT&T Liberty Media Group, Class "A"......        28
   300      *Clear Channel Communications, Inc........        27
   400      *Cox Communications, Class "A"............        21
   700      CVS Corporation...........................        28
   600      Walgreen Company..........................        17
                                                          ------
                                                             121
                                                          ------

------------------------------------------------------    ------
SHARES                                                     VALUE
------------------------------------------------------    ------
COMMON STOCKS--(CONTINUED)
FINANCIAL SERVICES--9.0%
   200      American International Group..............    $   22
   500      Associates First Capital Corporation......        14
   300      Federal Home Loan Mortgage Corporation....        14
   900      MBNA Corporation..........................        24
   400      Mellon Financial Corporation..............        14
   200      State Street Corporation..................        14
                                                          ------
                                                             102
                                                          ------
HEALTHCARE--8.4%
   400      *Amgen, Inc...............................        24
   200      *Genentech, Inc...........................        27
   900      Medtronic, Inc............................        33
   200      Merck & Co., Inc..........................        13
                                                          ------
                                                              97
                                                          ------
CAPITAL GOODS--2.9%
   100      Illinois Tool Works, Inc..................         7
   600      Molex, Inc., Class "A"....................        27
                                                          ------
                                                              34
                                                          ------
COMMUNICATION SERVICES--1.3%
   300      Vodafone Airtouch plc ADR.................        15
                                                          ------
TOTAL INVESTMENTS--86.1%
  (cost $976).........................................       992
CASH AND OTHER ASSETS, LESS LIABILITIES--13.9%........       161
                                                          ------
NET ASSETS--100.0%....................................    $1,153
                                                          ======

---------------
* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
December 31, 1999                                       William Blair Funds   11

                                  ----------------------------------------------
                                  SMALL CAP GROWTH FUND
                                  ----------------------------------------------

                                  ----------------------------------------------
                                  PERFORMANCE HIGHLIGHTS
                                  ----------------------------------------------
                                         1999 (a)
                                  ----------------

Small Cap Growth Fund (Class N)...       1.90%(b)
  Russell 2000 Index (1)..........      21.26
  Russell 2000 Growth Index (2)...      43.09
  Past performance does not predict future performance.

                                  ----------------------------------------------
                                  (1) Russell 2000 Index is a composite of the smallest 2,000 stocks of the Russell 3000 Index (which consists of the largest 3,000 stocks in the U.S. market as determined by market capitalization).

                                  (2) The Russell 2000 Growth Index is a
                                  composite of the smallest 1,000 growth stocks of the Russell 2000 Index (which consists of the largest 2,000 stocks in the U.S. market as determined by market capitalization).

                                  ----------------------------------------------
                                  INVESTOR INFORMATION
                                  ----------------------------------------------
                                          1999 (a)
                                  ----------------

Ending Net Assets (in millions)..         $6
Portfolio Turnover Rate (%)......         -----
Expense Ratio (%)................          1.60(c)

                                  ----------------------------------------------
                                  (a) For the period December 27, 1999
                                      (Commencement of Operations) to December
                                      31, 1999.
                                  (b) Total return is not annualized for periods
                                      that are less than a full year.
                                  (c) Rate is annualized.

                                  ----------------------------------------------
                                  A LETTER FROM THE PORTFOLIO MANAGERS
                                  ----------------------------------------------

                                  Dear Shareholders:

                                  We are pleased to communicate with you for the
Michael P. Balkin                 first time as portfolio managers of the new
[Photo]                           Small Cap Growth Fund. With one full week of
                                  activity behind us as 1999 draws to a close, we are very excited about the timing of and prospects for our new fund. We plan to harness the considerable research resources at William
                                  Blair which focus on many of the best and brightest young growth companies in building the Fund. Our firm has been researching and investing in smaller growth stocks for decades, and the Fund seeks to benefit from that knowledge and experience.

                                  After four consecutive years of being the
Mark A. Fuller III                bridesmaid, small cap stocks rallied strongly
[Photo]                           in the fourth quarter, such that the Russell
                                  2000 Growth Index outperformed the large cap
                                  S&P 500 Index for the full year. We believe this could be indicative of more favorable performance pattern by small cap stocks in the future, as it has been over different periods of history. This more optimistic view is bolstered by a healthy domestic economy, benign inflation and generally lower valuation, which have supported strong relative performance in the past.

                                  As was the case throughout the market,
                                  technology stocks dominated the top performers in small cap stocks in 1999. Buoyed by strong secular growth trends in semiconductors, telecommunications and Internet technology, investors gravitated to tech stocks with a fervor that we have not witnessed previously. By our calculation, technology stocks, on average, appreciated by more than 100% in the Russell 2000 Growth Index! While this is highly unlikely to be a sustainable trend, the importance of technology investing was underscored with emphasis in 1999. This caused growth stock investing to be particularly fruitful, as technology stocks carry considerably more weight in the growth stock benchmarks than in value stock benchmarks.


12  Annual Report                                              December 31, 1999

Karl W. Brewer                    As fund managers, we will be combining key
[Photo]                           investment themes with bottom-up stock
                                  research and selection in managing the Fund.
                                  Hallmarks in our portfolio will include
                                  businesses with strong market positions and substantial growth opportunities, superior financial performance and superb, experienced management teams.

                                  Despite lofty stock market valuation, we believe technology will drive most of the growth themes in the new millennium. We anticipate a strong Y2K dividend for many software and services businesses, now that the dreaded date has come and gone. Our research shows a large backlog of technology projects to be started or restarted in the new year. A reshaping of the semiconductor industry will continue, away from the personal computer as the center of the universe, and towards a myriad of communication applications. While the markets are currently receptive to a host of Internet start-up ventures, we believe the coming quarters will show increased respect for leading manufacturing, distribution and consumer companies who respond quickly with well crafted, complementary online strategies. This so-called "clicks and mortar" capability will be critical to prevail in the long run.

                                  While the considerable run up in the market at year end has created a sense of euphoria and confidence that will likely need to be worked off at some point this year, we remain optimistic about the long term prospects for the small cap market. Bright economic health and relatively attractive valuation for small stocks bode well for the future and we are looking to capitalize on these prospects.


             /s/ MICHAEL P. BALKIN   /s/ MARK A. FULLER III   /s/ KARL W. BREWER


December 31, 1999                                      William Blair Funds  13

 ................................................................................
SMALL CAP GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

------------------------------------------------------    ------
SHARES                                                     VALUE
------------------------------------------------------    ------
COMMON STOCKS
CONSUMER CYCLICALS--10.7%
13,200      *Aftermarket Technology Corporation.......    $  158
22,600      *Alterra Healthcare Corporation...........       188
 7,800      Callaway Golf Company.....................       138
 1,000      *CDW Computer Centers, Inc................        79
20,400      *Petsmart, Inc............................       117
                                                          ------
                                                             680
                                                          ------
TECHNOLOGY--6.0%
 3,000      *American Management Systems, Inc.........        94
 2,300      *Dendrite International, Inc..............        78
 2,700      *Internet Commerce Corporation, Class
              "A".....................................        84
 4,200      *Teltrend, Inc............................       127
                                                          ------
                                                             383
                                                          ------
CONSUMER STAPLES--3.8%
 3,200      *Cinar Corporation........................        78
 2,900      *Interim Services, Inc....................        72
 2,000      *Whole Foods Market, Inc..................        93
                                                          ------
                                                             243
                                                          ------
FINANCIAL SERVICES--3.1%
 1,200      Investors Financial Services
              Corporation.............................        55
 3,900      Metris Companies, Inc.....................       139
                                                          ------
                                                             194
                                                          ------

------------------------------------------------------    ------
SHARES                                                     VALUE
------------------------------------------------------    ------
COMMON STOCKS-(CONTINUED)
CAPITAL GOODS--3.0%
 3,300      *Zebra Technologies Corporation, Class
              "A".....................................    $  193
                                                          ------
                                                             193
                                                          ------
TRANSPORTATION--2.6%
 1,800      C.H. Robinson Worldwide, Inc..............        72
 2,400      *Iron Mountain, Inc.......................        94
                                                          ------
                                                             166
                                                          ------
HEALTH CARE--1.7%
 6,700      *Biosite Diagnostics, Inc.................       107
                                                          ------
COMMUNICATION SERVICES--1.2%
 1,400      *Airgate PCS, Inc.........................        74
                                                          ------
TOTAL INVESTMENTS--32.1%
  (cost $1,923).......................................     2,040
CASH AND OTHER ASSETS, LESS LIABILITIES--67.9%........     4,306
                                                          ------
NET ASSETS--100.0%....................................    $6,346
                                                          ======

---------------
* Non-income producing securities

                See accompanying Notes to Financial Statements.
 14 Annual Report                                              December 31, 1999

                                  ----------------------------------------------
                                  INTERNATIONAL GROWTH FUND
                                  ----------------------------------------------

                                  ----------------------------------------------
                                  PERFORMANCE HIGHLIGHTS
                                  ----------------------------------------------

                                  ------------------------------------------------------
                                                1999     1998     1997     1996     1995
                                                ----     ----     ----     ----     ----
International Growth Fund (Class N) ........    96.25%   11.46%   8.39%   10.20%    7.22%
     Morgan Stanley Capital International
       All Country World (Free) except
       US Index(1)..........................    30.91    14.46    2.04     6.68     9.94
   Lipper International Index (2) ..........    37.83    12.66    7.27    14.43    10.02
   Past performance does not predict future performance

                                  ----------------------------------------------
                                  (1) The Morgan Stanley Capital International
                                      All Country World (Free) except U.S. Index is an index that includes developed and emerging markets and reduces the Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.
                                  (2) The Lipper International Index is a
                                      composite of international growth mutual funds.

                                  ----------------------------------------------
                                  INVESTOR INFORMATION
                                  ----------------------------------------------
                                  ----------------------------------------------
                                      1999   1998   1997   1996   1995
                                      ----   ----   ----   ----   ----

Ending Net Assets (in millions) ...   $302   $140   $129   $105   $ 90
Portfolio Turnover Rate (%) .......    122     98    102     89     77
Expense Ratio (%) .................   1.35   1.36   1.43   1.44   1.48

                                  ----------------------------------------------
                                  A LETTER FROM THE PORTFOLIO MANAGER
                                  ----------------------------------------------

                                  Dear Shareholders:

                                  International financial markets decisively
W. George Greig                   shifted their focus toward growth in
[Photo]                           1999--both in the sense of welcoming renewed
                                  economic growth outside the US, and more particularly in the process of seeking out new growth opportunities in the global information economy. Asia's recovery boosted trade volumes; Japan felt the stimulus of a housing and inventory cycle; Europe benefited from rising employment and consumer confidence; and North America continued to trade demand (for imports) for supply (of capital).

                                  Bond markets suffered from the drag of
                                  accelerating credit demand, but global equity markets generally powered ahead, driven by strong earnings trends and the promise of robust future growth. Annual total returns for the principal regional indices are shown below:

                                    Index Returns, 1999

                                    MSCI All Country World ex US    30.9%
                                    MSCI Europe                     16.2
                                    MSCI Pacific                    57.0
                                    MSCI Emerging Markets           66.4
                                    MSCI North America              23.5

                                  Relative performance for the International
                                  Growth Fund remained strong, with a total return of 96.3% for the year.

                                  The dominant global stock market theme,
                                  particularly in the second half of the year, was telecommunications and technology. Information technology (IT) service companies, semiconductor producers, electronic manufacturing service providers, internet service and commerce companies, telecommunications


December 31, 1999                                      William Blair Funds  15
                                  operators, wireless operators, communications and networking equipment companies all benefited from strong fundamental growth as well as a substantial upward revaluation in the market. Some 35-40 of the Fund's holdings (depending on exact classification) representing over 40% of total Fund assets fell into technology-related sectors as of year-end.

                                  After the unusual market and sector returns of the fourth quarter, a note of caution is in order. We remain convinced that Information Technology investment, adoption of the Internet, and broadband and wireless communications will continue to grow substantially in both developed and emerging economies over the coming five to ten years. But the extraordinary returns shown by many stocks in these areas over the course of 1999 may have implicitly built unrealistic growth expectations into share prices. Rising global interest rates may also contribute to a more subdued short term investment environment in the months to come.

                                  /s/ W. GEORGE GREIG

                                  ..............................................
                                  INTERNATIONAL GROWTH FUND
                                  ..............................................

                                  ILLUSTRATION OF AN ASSUMED INVESTMENT OF
                                  $10,000 WITH REINVESTMENT OF CAPITAL GAIN
                                  DISTRIBUTIONS AND INCOME DIVIDENDS


                               [PERFORMANCE GRAPH]

                      10/92     12/92     6/93      12/93      6/94     12/94      6/95     12/95
Int'l Growth Fund    $10,000    10,100    11,400    13,500    14,000    13,500    13,300    14,500
MSCA AC WLD
FEX US Index         $10,000     9,700    11,900    13,100    14,000    13,900    14,300    15,300
Lipper Int'l Index   $10,000     9,700    11,900    13,700    13,700    13,600    14,000    15,000


                       6/96     12/96     6/97     12/97      6/98      12/98    6/99      12/99
Int'l Growth Fund     15,700   16,000    18,500    17,300    19,900    19,300    24,400    37,900
MSCA AC WLD
FEX US Index          16,100   16,400    18,400    16,700    18,700    18,700    20,500    25,000
Lipper Int'l Index    15,700   17,200    19,600    18,400    21,300    21,300    22,200    28,600


16  Annual Report                                              December 31, 1999

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

------------------------------------------------------  --------
SHARES                                                     VALUE
------------------------------------------------------  --------
COMMON STOCKS--EUROPE--39.1%
AUSTRIA--0.3%
    60,000    *Sanochemia Pharmazeutika AG
                (Biotechnology).......................  $  1,024
                                                        --------
DENMARK--1.6%
    23,500    Falck A/S (Safety and security
                services).............................     2,463
    60,000    *Lundbeck A/S (Neurological
                pharmaceuticals)......................     2,393
                                                        --------
                                                           4,856
                                                        --------
FINLAND--9.7%
    22,000    *Comptel Oyj (Telecommunications
                software).............................     1,547
   400,000    JOT Automation Group Oyj (Automated
                production systems)...................     3,726
    60,000    Nokia Oyj (Telecommunications
                equipment)............................    10,877
   300,000    PMJ Automec Oyj (Automated production
                systems)..............................     3,526
   140,000    Sonera Grp Oyj (Telecommunications
                services).............................     9,595
                                                        --------
                                                          29,271
                                                        --------
FRANCE--7.6%
     5,500    Altran Technologies (Aerospace
                technology)...........................     3,323
    15,747    April SA (Non-life insurance)...........     1,878
    34,000    Cegedim (Healthcare database service)...     2,397
    95,000    *Genset ADR (Gene therapy products).....     1,811
    17,500    Groupe Danone (Packaged foods and
                beverages)............................     4,124
    20,000    Hermes International (Fashion
                apparel)..............................     3,017
     1,549    M6--Metropole TV (Pay television).......       768
    33,000    STMicroelectronics (Semi-conductors)....     5,078
    41,500    *Transgene ADR (Gene therapy
                products).............................       415
                                                        --------
                                                          22,811
                                                        --------
GERMANY--4.8%
    70,000    EM.TV & Merchandising AG (Media)........     4,399
    35,000    *Evotec Biosystems AG (Life sciences)...     1,242
    45,000    *Infonet Services Corp ADR (Managed data
                communications services)..............     1,181
    40,000    Kamps AG (Baked goods and frozen food
                items)................................     2,759
    14,000    *Kamps AG-new (Baked goods and frozen
                food items)...........................       933
    30,000    *Qiagen NV (Biotechnology equipment)....     2,266
    45,000    Rhoen-Klinikum AG (Health care
                operator).............................     1,654
                                                        --------
                                                          14,434
                                                        --------
IRELAND--1.4%
   101,091    CRH PLC (Building materials)............     2,184
    35,000    *Ryanair Holdings plc ADR (Passenger
                airline services).....................     1,929
                                                        --------
                                                           4,113
                                                        --------
ITALY--1.5%
   250,000    Autogrill SpA (Restaurant operator).....     3,214
 1,050,000    Parmalat Finanziaria SpA (Services and
                industrial investments)...............     1,347
                                                        --------
                                                           4,561
                                                        --------

------------------------------------------------------  --------
SHARES                                                     VALUE
------------------------------------------------------  --------
COMMON STOCKS--EUROPE--(CONTINUED)
NETHERLANDS--4.3%
    80,000    Computer Management Group (IT
                services).............................  $  5,954
    35,000    Draka Holding NV (Wire and cable
                manufacturer).........................     1,738
    80,000    Unique International NV (Temporary
                staffing).............................     1,652
   100,000    *Versatel Telecom NV (Telecommunications
                services).............................     3,525
                                                        --------
                                                          12,869
                                                        --------
NORWAY--0.8%
   180,000    *Tandberg Television ASA (Digital
                broadcast equipment)..................     2,493
                                                        --------
SPAIN--2.9%
    75,000    Cortefiel SA (Apparel design and
                sale).................................     1,964
   325,000    *Mecalux SA (Materials handling and
                storage)..............................     2,177
   150,000    Sol Melia SA (Hotel management).........     1,699
   120,000    *Superdiplo SA (Supermarket chain)......     2,296
    10,000    *Terra Networks SA (Internet access
                services).............................       546
                                                        --------
                                                           8,682
                                                        --------
SWEDEN--1.1%
    75,000    BT Industries AB (Materials handling
                equipment)............................     1,515
    35,000    *Modern Times Group (Publishing)........     1,735
                                                        --------
                                                           3,250
                                                        --------
SWITZERLAND--3.1%
     3,000    *Adecco SA (Personnel employment
                company)..............................     2,335
     3,000    Belimo Automation AG (Ventilation
                controls).............................     1,149
    11,500    *Fantastic Corporation (Broadband
                multimedia solutions).................     2,201
    10,000    Gretag Imaging Group (Image processing
                equipment)............................     1,449
     8,000    Swisslog Holdings AG (Logistics
                systems)..............................     2,335
                                                        --------
                                                           9,469
                                                        --------
COMMON STOCKS--UNITED KINGDOM--14.0%
   200,000    Bank of Scotland (Banking)..............     2,323
   190,000    Capita Group plc (Commercial
                services).............................     3,469
    60,000    *Colt Telecom plc
                (Telecommunications)..................     3,072
    69,000    *Energis plc (Business
                Communications).......................     3,315
    60,000    Filtronic plc (Cellular telecom
                equipment)............................     2,045
   250,000    Hays plc (Distribution/personnel
                services).............................     3,982
   650,000    Invesys plc (Automation engineering)....     3,539
   395,000    Lloyds TSB Group (Banking services).....     4,943
   250,000    Logica plc (Computer software and
                service)..............................     6,450
    90,000    Luminar plc (Theme pubs and
                restaurants)..........................     1,280
   110,000    *Powderject Pharmaceuticals (Drug
                delivery technology)..................     1,462
   200,000    Reckitt Benckiser plc (Household
                products).............................     1,876
   250,000    *Shire Pharmaceuticals Group plc
                (Pharmaceuticals).....................     2,498
   300,000    *Thus plc (Communications services).....     1,881
                                                        --------
                                                          42,135
                                                        --------

                See accompanying Notes to Financial Statements.
December 31, 1999                                       William Blair Funds   17

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

------------------------------------------------------  --------
SHARES                                                     VALUE
------------------------------------------------------  --------
COMMON STOCKS--CANADA--5.5%
   140,000    *Anderson Exploration (Petroleum and
                natural gas)..........................  $  1,671
   341,000    *Berkely Petroleum Corporation (Oil and
                gas)..................................     2,984
    55,000    *Biochem Pharma Inc--ADR (Preventative
                pharmaceuticals)......................     1,196
    50,000    Four Seasons Hotels Inc. (Hotels).......     2,656
   175,000    Intrawest Corp. (Ski and resort
                operations)...........................     3,026
    31,024    *JDS Fitel (Fibreoptic components)......     5,005
                                                        --------
                                                          16,538
                                                        --------
COMMON STOCKS--JAPAN--21.9%
   250,000    *77 Bank, Ltd. (Regional banking
                service)..............................     2,619
   600,000    Bank of Fukuoka Ltd. (Regional banking
                service)..............................     4,161
    32,640    Coca Cola West Japan (Beverage
                bottling).............................     1,373
     5,000    Fast Retailing Co., Ltd.
                (Retail/apparel)......................     2,035
     5,000    Fujitsu Service & Support (IT
                services).............................     2,450
    10,000    *Internet Initiative Japan--ADR
                (Internet services)...................       972
    30,000    Kyocera Corp. (Electronic equipment
                manufacturer).........................     7,777
    30,000    Murata Manufacturing Co., Ltd. (Ceramic
                applied electronic components)........     7,043
     2,500    NTT Mobile Communications (Mobile
                telecommunications services)..........     9,611
    20,000    Orix Corporation (Financial leasing
                services).............................     4,504
    26,400    People Company, Ltd (Fitness clubs).....     2,066
    26,000    Rohm Co., Ltd. (Semi-conductor
                devices)..............................    10,682
    27,000    Sony Corp ADR (Consumer electronics)....     7,688
   150,000    Suruga Bank Ltd. (Regional banking
                service)..............................     2,091
    13,000    Yamada Denki (Large scale retail
                stores)...............................     1,412
                                                        --------
                                                          66,484
                                                        --------
COMMON STOCKS--ASIA--5.9%
AUSTRALIA--0.7%
   900,410    Harvey Norman Holdings (Discount
                retailer).............................     1,715
   338,500    *Southern Pacific Petroleum (Oil
                exploration)..........................       510
                                                        --------
                                                           2,225
                                                        --------
HONG KONG--3.7%
 4,053,156    CDL Hotels Intl. (Hotel owner and
                operator).............................     1,616
 2,750,000    Esprit Holdings Ltd. (Apparel
                manufacturer).........................     2,971
 1,000,000    Li & Fung Limited (Investment holding
                company)..............................     2,508
   600,000    Smartone Telecommunications (Mobile
                telecommunications services)..........     2,894
   450,000    Yue Yuen Industrial Hldgs. (Active
                footwear).............................     1,077
                                                        --------
                                                          11,066
                                                        --------
NEW ZEALAND--0.6%
   400,000    Warehouse Group Limited (Retail)........     1,796
                                                        --------
SINGAPORE--0.9%
   350,000    Avimo Group Limited (Precision
                optics)...............................       634
    20,000    Pacific Internet (Internet access
                services).............................       939
   700,000    ST Engineering (Engineering/ (research
                and development)......................     1,083
                                                        --------
                                                           2,656
                                                        --------

------------------------------------------------------  --------
SHARES                                                     VALUE
------------------------------------------------------  --------
COMMON STOCKS--EMERGING ASIA--5.9%
CHINA--1.2%
 1,780,800    China Pharmaceutical Ent.
                (Pharmaceuticals).....................  $    224
   200,000    *China Telecom (Cellular telecom
                services).............................     1,250
   425,000    Pacific Century Cyberworks Ltd.
                (Internet services)...................       990
 2,184,914    Shenzhen Chiwan Wharf Holdings Ltd.
                (Commercial transportation)...........       675
 3,250,000    *TPV Holdings Ltd. (Computer monitor
                manufacturer).........................       543
                                                        --------
                                                           3,682
                                                        --------
INDIA--0.7%
    21,000    Cipla Limited (Chemicals and
                pharmaceuticals)......................       671
    20,000    Hero Honda Motors Ltd. (Motorcycles)....       519
     9,500    Sri Adhikari Bros Tele Networks
                (Television)..........................       282
    32,500    Punjab Tractors Ltd. (Tractors).........       776
                                                        --------
                                                           2,248
                                                        --------
MALAYSIA--1.2%
   260,000    Commerce Asset Holdings (Banking).......       667
   280,000    Unisem (M) Berhad (Semi-conductors).....     1,798
   210,000    Star Publications (Newspaper
                publisher)............................       591
   497,700    Sime UEP Properties Berhad (Property
                developer)............................       701
                                                        --------
                                                           3,757
                                                        --------
PHILIPPINES--0.3%
 4,000,000    SM Prime Holdings (Shopping mall
                operator).............................       752
                                                        --------
SOUTH KOREA--1.4%
    20,000    *Hanaro Telecom (Local telecommunication
                service)..............................       346
     6,000    Cheil Jedang Corp. (Food producer)......       692
    26,000    Hite Brewery Co., Ltd. (Brewery and
                bottler)..............................       890
     3,862    Samsung Securities Co (Investment
                banking)..............................       117
     4,000    Samsung Electronics (Consumer
                electronics)..........................       937
    15,000    Shinsegae Department Stores
                (Retailer)............................       758
     9,000    *Korea Thrunet Co., Ltd ADR (Internet
                services).............................       611
                                                        --------
                                                           4,351
                                                        --------
TAIWAN--0.9%
   200,000    Acer Peripherals (Consumer
                electronics)..........................       828
   351,225    TSMC (Semiconductors)...................     1,869
                                                        --------
                                                           2,697
                                                        --------
THAILAND--0.2%
   250,000    Pizza Co., Ltd. (Restaurant operator)...       482
                                                        --------
COMMON STOCKS--EMERGING EUROPE, MID-EAST, AFRICA--2.0%
EGYPT--0.6%
    30,000    *MobiNil (Cellular telecom services)....     1,373
    30,000    Al-Ahram Beverages Co. GDR (Brewery and
                bottler)..............................       593
                                                        --------
                                                           1,966
                                                        --------
ISRAEL--0.2%
     3,500    *Check Point Software Tech (Internet
                security).............................       696
                                                        --------

                See accompanying Notes to Financial Statements.
 18 Annual Report                                              December 31, 1999

 ................................................................................
INTERNATIONAL GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

------------------------------------------------------  --------
SHARES                                                     VALUE
------------------------------------------------------  --------
COMMON STOCKS--EMERGING EUROPE, MID-EAST,
AFRICA--(CONTINUED)
POLAND--0.3%
    25,000    Softbank Corp. (System integration).....  $    835
                                                        --------
SOUTH AFRICA--0.3%
    74,352    Imperial Holdings Ltd. (Auto rental and
                leasing)..............................       812
                                                        --------
TURKEY--0.6%
69,000,000    *Dogan Yayin Holdings (Media)...........     1,018
15,000,000    Haci Omer Sabanci Holdings (Financial
                services).............................       872
                                                        --------
                                                           1,890
                                                        --------
COMMON STOCKS--LATIN AMERICA--2.2%
BRAZIL--0.3%
    92,700    Confeccoes Guararapes S.A. (Textiles and
                retail)...............................       277
    40,000    Globo Cabo S.A. ADR (Cable
                television)...........................       720
                                                        --------
                                                             997
                                                        --------
MEXICO--1.9%
 1,000,000    *Consorcio ARA S.A. (Housing
                developers)...........................     1,654
    30,000    Fomento Econ Mexico ADR (Brewery and
                bottler)..............................     1,335
    15,000    Grupo Televisa S.A. ADR (Television)....     1,024
    15,000    Telefonos de Mexico ADR (Telecom
                service)..............................     1,688
                                                        --------
                                                           5,701
                                                        --------
TOTAL COMMON STOCK--96.5%
    (cost $175,709)...................................   291,599
                                                        --------

------------------------------------------------------  --------
SHARES OR PRINCIPAL AMOUNT                                 VALUE
------------------------------------------------------  --------
PREFERRED STOCKS--2.1%
BRAZIL--1.7%
   440,033    EMBRAER PN (Aircraft manufacturer)......  $  1,982
35,000,000    Gerdau S.A. (Specialty steel)...........       929
 3,250,000    Petroleo Brasileiro S.A. (Oil and
                gas)..................................       826
27,500,000    Votorantim Celulose y Papel (Paper).....     1,262
                                                        --------
                                                           4,999
                                                        --------
GERMANY--0.3%
    30,000    Fielmann AG (Optical retailer)..........       897
                                                        --------
SOUTH KOREA--0.1%
     2,619    *Shinsegae Department Stores
                (Retailer)............................       137
                                                        --------
TOTAL PREFERRED STOCK--2.1%
    (cost $3,423).....................................     6,033
                                                        --------
WARRANTS, RIGHTS, AND OTHER ISSUES--0.01%
UNITED KINGDOM--0.01%
     7,500    *Luminar plc (Theme pubs and
                restaurants)..........................        35
                                                        --------
TOTAL WARRANTS, RIGHTS, AND OTHER ISSUES--0.01%
    (cost $0).........................................        35
                                                        --------
SHORT-TERM INVESTMENTS--0.6%
    $1,840    Investors Bank & Trust Company
                Repurchase Agreement 3.06%, dated
                12/31/99 collateralized by U.S.
                Government agency with a market value
                of $1,932, due 1/3/00 repurchase
                date..................................     1,840
                                                        --------
TOTAL SHORT-TERM INVESTMENTS--.6%
    (cost $1,840).....................................     1,840
                                                        --------
TOTAL INVESTMENTS--99.2%
    (cost $180,972)...................................   299,507
CASH AND OTHER ASSETS, LESS LIABILITIES--.8%..........     2,582
                                                        --------
NET ASSETS--100.0%....................................  $302,089
                                                        ========

---------------
* Non-income producing securities
GDR = Global Depository Receipt
ADR = American Depository Receipt

At December 31, 1999 the Fund's Portfolio of Investments includes the following categories:
Commercial Services--7.0%; Consumer Durables--3.0%; Consumer Non-Durables--7.5%; Consumer Services--8.9%; Electronic Technology--22.5%; Energy Minerals--2.0%; Finance--8.9%; Health Services--1.4%; Health Technology--4.7%; Industrial Services--1.1%; Non-Energy Minerals--1.0%; Process Industries--0.4%; Producer Manufacturing--5.0%; Retail Trade--5.0%; Technology Services--8.1%; Transportation--0.9%; and Utilities--12.6%.

                See accompanying Notes to Financial Statements.
December 31, 1999                                       William Blair Funds   19

                                  ----------------------------------------------
                                  EMERGING MARKETS GROWTH FUND
                                  ----------------------------------------------

                                  ----------------------------------------------
                                  PERFORMANCE HIGHLIGHTS
                                  ----------------------------------------------
                                             1999           12/31/98(a)
                                 -----------------    -----------------

Emerging Markets Growth Fund (Class N) ...  79.31%         (23.70)%
   Morgan Stanley Capital
     International Emerging
     Markets (Free) Index (1) .............  66.41          (28.92)
  Past performance does not predict future performance.


                                  (1) The Morgan Stanley Capital International
                                      Emerging Markets (Free) Index is an index that includes emerging markets around the world.

                                  ----------------------------------------------
                                  INVESTOR INFORMATION
                                  ----------------------------------------------
                                             1999           12/31/98(a)
                                 -----------------    -----------------

Ending Net Assets (in millions)  .......   $  6              $  4
Portfolio Turnover Rate (%) ............    201             226(b)
Expense Ratio (%) ......................   2.06(d)         2.25(b)(c)

                                  (a) For the period May 1, 1998 (Commencement
                                      of Operations) to December 31, 1998.
                                  (b) Rates are annualized.
                                  (c) Without the waiver of expenses in 1998,
                                      the expense ratio would have been 6.35%.
                                  (d) Without the waiver of expenses in 1999,
                                      the expense ratio would have been 4.53%.

                                  ----------------------------------------------
                                  A LETTER FROM THE PORTFOLIO MANAGERS
                                  ----------------------------------------------

                                  Dear Shareholders:

                                  Emerging market economies and stock markets
W. George Greig                   continued to rebound in the fourth quarter
[Photo]                           with the MSCI Emerging Markets Free Index (the
                                  "Index") returning 25.1% for the quarter. For the first time since the Asian financial crisis began in 1997, emerging markets produced a positive return for 1999, with the Index up 66.4% for the year. Reform programs initiated early in the year were generally progressing well, particularly in Korea where corporate governance is rapidly improving. All of the emerging economies were exhibiting positive GDP growth in the second half of the year and we anticipate that this trend will continue through the new year.

                                  Significantly, numerous companies in emerging
Jeffrey A. Urbina                 markets are becoming beneficiaries in the "new
[Photo]                           economy". Trends seen in developed countries
                                  during the last few years in the
                                  telecommunications and information technology sectors are rapidly spreading to emerging markets. Countries such as India, Korea and Taiwan all have globally competitive companies exhibiting strong growth due to both domestic and foreign demand for services and hardware.
                                  With some exceptions, valuations for these companies remain at realistic levels and we currently anticipate retaining a significant weighting in "new economy" stocks in 2000.


20  Annual Report                                            December 31, 1999

                                  The Emerging Markets Growth Fund outperformed the Index in both the fourth quarter and for the year as a whole returning 32.6% for the quarter and 79.3% for the year. The Fund's positive performance for the year was due to a variety of factors including a 10.8% and 6.4% weighting in Malaysia and Egypt (non-Index countries), respectively and stock selection in China, South Korea, Israel and Brazil.

                                  We believe the outlook for emerging markets in 2000 is the most positive in years. In general, previous macro economic imbalances have been rectified and domestic demand in all of the emerging economies is showing a steady recovery. The reversal of the global deflationary trend experienced in 1998 is also highly beneficial to many emerging economies. Barring a downturn in the US economy, we believe that emerging market equities should continue to provide acceptable returns to investors throughout 2000. Our portfolio strategy will continue to emphasize globally competitive companies in the telecommunications and technology sectors as well as domestic consumption themes.



                                  ----------------------------------------------
                                  EMERGING MARKETS GROWTH FUND

                                  ----------------------------------------------

                                  ILLUSTRATION OF AN ASSUMED INVESTMENT OF
                                  $10,000

                               [PERFORMANCE GRAPH]

                    5/98      6/98      9/98      12/98      6/99      9/99     12/99
Emerging Markets
Growth Fund         $10,000   8,700     6,600     7,600     10,800    10,300   13,700
MSCI EMF Index      $10,000   7,700     6,000     7,100      9,900     9,400   11,800


December 31, 1999                                      William Blair Funds  21

 ................................................................................
EMERGING MARKETS GROWTH FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

------------------------------------------------------   ------
SHARES                                                    VALUE
------------------------------------------------------   ------
COMMON STOCKS--EMERGING ASIA--55.7%
CHINA--11.1%
    40,000    *China Telecom (Cellular telecom
                services).............................   $  250
    75,000    Pacific Century Cyberworks Ltd.
                (Internet services)...................      175
   395,000    Shenzhen Chiwan Wharf Holdings Ltd.
                (Commercial transportation)...........      122
   750,000    *TPV Holdings Ltd. (Computer monitor
                manufacturer).........................      125
                                                         ------
                                                            672
                                                         ------
INDIA--11.8%
     6,000    Cipla Limited (Chemicals and
                pharmaceuticals)......................      192
     5,000    Hero Honda Motors Ltd. (Motorcycles)....      130
     4,000    Punjab Tractors Ltd. (Tractors).........       96
    10,000    Sri Adhikari Bros Tele Networks
                (Television)..........................      296
                                                         ------
                                                            714
                                                         ------
MALAYSIA--10.8%
    55,000    Commerce Asset Holdings Berhad
                (Banking).............................      141
    98,300    Sime UEP Properties Berhad (Property
                developer)............................      138
    42,000    Star Publications (Newspaper
                publisher)............................      118
    40,000    Unisem (M) Berhad (Semiconductors)......      257
                                                         ------
                                                            654
                                                         ------
PHILIPPINES--1.6%
   500,000    SM Prime Holdings (Shopping mall
                operator).............................       94
                                                         ------
SOUTH KOREA--12.1%
     1,000    Cheil Jedang Corp. (Food producer)......      115
     3,000    *Hanaro Telecom (Local telecommunication
                service)..............................       52
     4,000    Hite Brewery Co., Ltd. (Brewery and
                bottler)..............................      137
     1,000    *Korea Thrunet Co., Ltd ADR (Internet
                services).............................       68
     1,000    Samsung Electronics (Consumer
                electronics)..........................      234
       784    Samsung Securities Co. (Investment
                banking)..............................       24
     2,000    Shinsegae Department Stores
                (Retailer)............................      101
                                                         ------
                                                            731
                                                         ------
TAIWAN--8.0%
    37,000    Acer Peripherals (Consumer
                electronics)..........................      153
    61,635    TSMC (Semi-conductors)..................      328
                                                         ------
                                                            481
                                                         ------
THAILAND--0.3%
    10,000    Pizza Co., Ltd. (Restaurant operator)...       19
                                                         ------
COMMON STOCKS--EMERGING EUROPE, MID-EAST,
AFRICA--18.9%
EGYPT--6.4%
     8,000    Al-Ahram Beverages Co. GDR (Brewery and
                bottler)..............................      158
     5,000    *MobiNil (Cellular telecom services)....      229
                                                         ------
                                                            387
                                                         ------
ISRAEL--1.7%
       500    *Check Point Software Tech (Internet
                security).............................       99
                                                         ------
POLAND--2.2%
     4,000    Softbank Corp. (System integration).....      134
                                                         ------

------------------------------------------------------   ------
SHARES OR PRINCIPAL AMOUNT                                VALUE
------------------------------------------------------   ------
COMMON STOCKS--EMERGING EUROPE, MID-EAST,
AFRICA--(CONTINUED)
SOUTH AFRICA--2.7%
    14,668    Imperial Holdings Ltd. (Auto rental and
                leasing)..............................   $  160
                                                         ------
TURKEY--5.9%
12,250,000    *Dogan Yayin Holdings (Media)...........      181
 3,000,000    Haci Omer Sabanci Holdings (Financial
                services).............................      174
                                                         ------
                                                            355
                                                         ------
COMMON STOCKS--LATIN AMERICA--14.3%
BRAZIL--3.4%
    20,700    Confeccoes Guararapes S.A. (Textiles and
                retail)...............................       62
     8,000    Globo Cabo S.A. ADR (Cable
                television)...........................      144
                                                         ------
                                                            206
                                                         ------
MEXICO--10.9%
    90,000    *Consorcio ARA S.A. (Housing
                developers)...........................      149
     3,000    Fomento Econ Mexico ADR (Brewery and
                bottler)..............................      134
     3,000    Grupo Televisa S.A. GDR (Television)....      205
     1,500    Telefonos de Mexico ADR (Telecom
                service)..............................      169
                                                         ------
                                                            657
                                                         ------
TOTAL COMMON STOCK--88.9%
  (cost $3,983).......................................    5,363
                                                         ------
PREFERRED STOCKS--12.8%
BRAZIL--12.5%
    50,000    EMBRAER PN (Aircraft manufacturer)......      225
 7,000,000    Gerdau S.A. (Specialty steel)...........      186
   450,000    Petroleo Brasileiro S.A. (Oil and
                gas)..................................      115
 5,000,000    Votorantim Celulose y Papel (Paper).....      229
                                                         ------
                                                            755
                                                         ------
SOUTH KOREA--0.3%
       349    *Shinsegae Department Stores
                (Retailer)............................       18
                                                         ------
TOTAL PREFERRED STOCK--12.8%
  (cost $342).........................................      773
                                                         ------
SHORT-TERM INVESTMENTS--2.5%
 $      93    Investors Bank & Trust Company
                Repurchase Agreement 3.06%, dated
                12/31/99 collateralized by U.S.
                Government agency with a market value
                of $98, due 1/3/00 repurchase date....       93
        55    Associates Corp. of North America
                Demand Note, 5.07%, due 1/3/00........       55
                                                         ------
TOTAL SHORT-TERM INVESTMENTS
  (cost $148).........................................      148
                                                         ------
TOTAL INVESTMENTS--104.2%
  (cost $4,473).......................................    6,284
LIABILITIES, LESS CASH AND OTHER ASSETS--(4.2)%.......     (256)
                                                         ------
NET ASSETS--100.0%....................................   $6,028
                                                         ======

---------------
*  Non-income producing securities
GDR = Global Depository Receipt
ADR = American Depository Receipt

At December 31, 1999 the Fund's Portfolio of Investments includes the following categories:
Consumer Durables -- 4.4%; Consumer Non-Durables -- 9.9%; Consumer
Services -- 15.7%; Electronic Technology -- 21.5%; Energy Minerals -- 1.9%; Finance -- 9.5%; Health Technology -- 3.1%; Non-Energy Minerals -- 3.0%; Process Industries -- 3.7%; Producer Manufacturing -- 1.6%; Retail Trade -- 4.5%; Technology Services -- 4.9%; Transportation -- 2.0%; and Utilities -- 14.3%.

                See accompanying Notes to Financial Statements.
 22 Annual Report                                              December 31, 1999

                                  ----------------------------------------------
                                  DISCIPLINED LARGE CAP FUND
                                  ----------------------------------------------

                                  ----------------------------------------------
                                  Performance Highlights
                                  ----------------------------------------------
                                               1999(a)
                                 ---------------------

Disciplined Large Cap Fund (Class N) ....    1.20%(b)
   S&P500 Index (1) .....................   21.04
   Past performance does not predict future performance


                                  (1) The S&P 500 Index indicates broad larger
                                      capitalization equity market performance.

                                  ----------------------------------------------
                                  INVESTOR INFORMATION
                                  ----------------------------------------------
                                              1999(a)
                                  -------------------

Ending Net Assets (in millions)  ........... $   2
Portfolio Turnover Rate (%) ................  --
Expense Ratio (%)  .........................  1.25(c)


                                  ----------------------------------------------
                                  (a) For the period December 27, 1999
                                      (Commencement of Operations) to December
                                      31, 1999.
                                  (b) Total return is not annualized for periods
                                      that are less than a full year.
                                  (c) Rate is annualized.



                                  ----------------------------------------------
                                  A LETTER FROM THE PORTFOLIO MANAGERS
                                  ----------------------------------------------

                                  Dear Shareholders:

                                  The Disciplined Large Cap Fund's investment
Stan Kirkman                      strategy revolves around the fact that the S&P
[Photo]                           500 is difficult to outperform over time. In
                                  attempting to accomplish the goal of
                                  outperforming the index, we have developed a process whereby we strive to create a portfolio that has similar risk characteristics to the benchmark but owns
                                  "better" stocks. In our case, we define better stocks as those having better value and better earnings growth momentum. In order to determine better value and growth we use quantitative models that, using consensus earnings estimates and growth rates, arrive at numerical values for each of these factors.
                                  The numerical values can then be measured and compared against the benchmark. In our view, it is these comparisons to the benchmark that account for consistency of performance over time.

                                  Among other criteria used in the Fund's
                                  investment process are that we only purchase stocks represented in the S&P 500. The portfolio will generally have representation in all eleven sectors as defined by Standard & Poor's, the index's creator. The sector weights will generally vary plus or minus 20% from the benchmark i.e., if the index's sector weight is 10% the portfolio's sector weight will be, for the most part, between 8% and 10%. To further diversify the portfolio we intend to restrict the percentage of a group's representation within the sector. For example, we would not want bank stocks to makeup all of the finance sector so we might have representation from insurance stocks, brokerage firms, savings and loans, miscellaneous finance and the like. The number of issues in the portfolio will vary between 90 and 140 securities.

                                  The above criteria or constraints are combined with the use of an optimizer to create a portfolio that gives us the characteristics we desire, namely a portfolio that tracks the S&P with better value and earnings momentum. Aside from better value and momentum, both of which are measured, our objective is for the portfolio to typically have an R square of .98 and a tracking error of 2%-3%. R-Squared equals the percentage of a portfolio's performance explained by the behavior of the appropriate market benchmark (the S&P 500 Index). The higher the R-squared number, the closer the correlation of the portfolio's performance pattern to that of the appropriate market benchmark. The tracking error means that if the portfolio were unmanaged it would, statistically, track the return of the S&P 500 within a band of 2% to 3% two-thirds of the time. In other words, we seek to build a portfolio that correlates well with the benchmark index and has those qualities we identify as being desirable.


                                  /s/ STAN KIRKMAN


December 31, 1999                                     William Blair Funds  23

 ................................................................................
DISCIPLINED LARGE CAP FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

------------------------------------------------------    ------
                        SHARES                            VALUE
------------------------------------------------------    ------
                                         COMMON STOCKS
TECHNOLOGY--33.5%
    40      *ADC Telecommunications, Inc..............    $    3
   420      *America Online, Inc......................        32
    30      *Apple Computer, Inc......................         3
    60      *Applied Materials, Inc...................         8
   220      *BMC Software, Inc........................        17
   690      *Cisco Systems, Inc.......................        74
   430      *Compuware Corporation....................        16
    50      *Comverse Technology, Inc.................         7
   420      *Dell Computer Corporation................        21
    40      Eastman Kodak Company.....................         3
   250      *EMC Corporation..........................        27
    80      *Gateway, Inc.............................         6
   520      Intel Corporation.........................        43
   250      International Business Machines...........        27
    40      *KLA-Tencor Corporation...................         4
    50      *Lexmark International Group, Inc.........         5
   380      *Microsoft Corporation....................        44
   290      *Oracle Corporation.......................        32
   300      Perkinelmer, Inc..........................        13
   120      *QUALCOMM, Inc............................        21
   200      Scientific Atlanta, Inc...................        11
   570      *Sun Microsystems, Inc....................        44
    90      Tektronix, Inc............................         3
   220      Texas Instruments.........................        21
   160      3Com Corporation..........................         8
    35      *Yahoo, Inc...............................        15
                                                          ------
                                                             508
                                                          ------
FINANCIAL SERVICES--10.7%
   130      American Express Company..................        22
   160      American General Corporation..............        12
   320      American International Group..............        35
    70      Bear Stearns Companies, Inc...............         3
    60      Capital One Financial Corporation.........         3
   190      Chase Manhattan Corporation...............        15
   160      CIGNA Corporation.........................        13
    90      Hartford Financial Services Group.........         4
    50      J.P. Morgan & Company.....................         6
    80      KeyCorp...................................         2
   110      Lehman Brothers Holdings..................         9
    70      Lincoln National Corporation..............         3
   100      Marsh & McLennan Companies, Inc...........        10
    60      PNC Bank Corporation......................         3
    70      SLM Holding Corporation...................         3
   150      St. Paul Companies, Inc...................         5
    15      Transocean Sedco Forex, Inc...............         1
   330      Wells Fargo & Company.....................        13
                                                          ------
                                                             162
                                                          ------
CONSUMER CYCLICALS--10.0%
   140      *Costco Wholesale Corporation.............        13
   170      Dayton Hudson Corporation.................        12
   150      *Federated Department Stores..............         8
   170      Ford Motor Company........................         9
    70      Gannett Company...........................         6
   170      Gap, Inc..................................         8
   170      General Motors Corporation................        12
   450      Home Depot, Inc...........................        31
    30      Knight-Ridder, Inc........................         2
    30      Limited, Inc..............................         1
    80      Lowes Companies...........................         5
    60      Tribune Company...........................         3
   570      Wal-Mart Stores, Inc......................        39
    50      Whirlpool Corporation.....................         3
                                                          ------
                                                             152
                                                          ------

                            COMMON STOCKS--(CONTINUED)
------------------------------------------------------    ------
                        SHARES                            VALUE
------------------------------------------------------    ------
HEALTHCARE--8.8%
   360      *Amgen, Inc...............................    $   22
    80      Bard (C.R.), Inc..........................         4
   120      Biomet, Inc...............................         5
   410      Bristol-Meyers Squibb Company.............        26
   140      Columbia/HCA Healthcare Corporation.......         4
   200      Johnson & Johnson.........................        19
   140      Medtronic, Inc............................         5
   300      Merck & Co., Inc..........................        20
   640      Pfizer, Inc...............................        21
   120      *Tenet Healthcare Corporation.............         3
   100      United Healthcare Corporation.............         5
                                                          ------
                                                             134
                                                          ------
COMMUNICATION SERVICES--7.8%
   120      Alltel Corporation........................        10
   300      Bell Atlantic Corporation.................        18
   190      GTE Corporation...........................        13
   465      *MCI Worldcom, Inc........................        25
   170      *NEXTEL Communications....................        18
   560      SBC Communications, Inc...................        27
   100      Sprint Corporation........................         7
                                                          ------
                                                             118
                                                          ------
CONSUMER STAPLES--6.7%
   190      Anheuser Busch Companies, Inc.............        13
    80      *Clear Channel Communications, Inc........         7
   240      Colgate Palmolive Company.................        16
    40      CVS Corporation...........................         2
   140      Darden Restaurants, Inc...................         3
    30      Deluxe Corporation........................         1
   110      General Mills, Inc........................         4
   180      Kimberly-Clark Corporation................        12
   150      Phillip Morris Companies..................         3
   220      Procter & Gamble Company..................        24
   380      Sysco Corporation.........................        15
    80      Tupperware Corporation....................         1
                                                          ------
                                                             101
                                                          ------
ENERGY--6.6%
   130      Chevron Corporation.......................        11
   590      Exxon Mobil Corporation...................        48
   100      Halliburton Company.......................         4
    80      Phillips Petroleum Company................         4
   370      Royal Dutch Petroleum Company.............        22
    80      Schlumberger, Ltd.........................         4
   120      Texaco, Inc...............................         7
                                                          ------
                                                             100
                                                          ------
CAPITAL GOODS--6.4%
    30      Avery Dennison Corporation................         2
    60      Caterpillar, Inc..........................         3
   140      Dover Corporation.........................         6
   250      General Electric Company..................        39
    40      Johnson Controls, Inc.....................         2
   120      Minnesota Mining and Manufacturing........        12
   130      *Navistar International Corporation.......         6
   150      *Solectron Corporation....................        14
   230      Tyco International, Ltd...................         9
    70      United Technologies.......................         5
                                                          ------
                                                              98
                                                          ------

                See accompanying Notes to Financial Statements.
 24 Annual Report                                              December 31, 1999

 ................................................................................
DISCIPLINED LARGE CAP FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1998 (all dollar amounts in thousands)

------------------------------------------------------    ------
                        SHARES                            VALUE
------------------------------------------------------    ------
                            COMMON STOCKS--(CONTINUED)
BASIC MATERIALS--3.4%
   150      Alcoa, Inc................................    $   12
    90      Dow Chemical Company......................        12
    60      Georgia-Pacific Group.....................         3
    60      Nucor Corporation.........................         3
   170      Praxair, Inc..............................         9
    70      Reynolds Metals Company...................         5
    80      Weyerhaeuser Company......................         6
    40      Willamette Industries, Inc................         2
                                                          ------
                                                              52
                                                          ------
UTILITIES--1.7%
   250      Coastal Corporation.......................         9
   100      El Paso Energy............................         4
   290      Enron Corporation.........................        13
                                                          ------
                                                              26
                                                          ------

                            COMMON STOCKS--(CONTINUED)
------------------------------------------------------    ------
                        SHARES                            VALUE
------------------------------------------------------    ------
TRANSPORTATION--.5%
    30      Delta Air Lines...........................    $    2
    60      *FDX Corporation..........................         2
   120      Southwest Airlines........................         2
    50      Union Pacific Corporation.................         2
                                                          ------
                                                               8
                                                          ------
TOTAL INVESTMENTS--96.1%
  (cost $1,441).......................................     1,459
CASH AND OTHER ASSETS, LESS LIABILITIES--3.9%.........        59
                                                          ------
NET ASSETS--100.0%....................................    $1,518
                                                          ======

---------------
* Non-income producing securities

                See accompanying Notes to Financial Statements.
December 31, 1999                                       William Blair Funds   25

                                  ----------------------------------------------
                                  VALUE DISCOVERY FUND
                                  ----------------------------------------------

                                  ----------------------------------------------
                                  PERFORMANCE HIGHLIGHTS
                                  ----------------------------------------------
                                         1999     1998      1997
                                      -------  -------   -------
Value Discovery Fund (Class N) ........  6.10%    .66%    33.46%
   Russell 2000 Index (1) ............. 21.26   (2.55)    22.36
   Past performance does not predict future performance

                                  (1) Russell 2000 Index is a composite of the
                                      smallest 2000 stocks of the Russell 2000
                                      Index (which consists of the largest 3,000 stocks in the U.S. market as determined by market capitalization).

                                  ----------------------------------------------
                                  INVESTOR INFORMATION
                                  ----------------------------------------------
                                     1999   1998    1997    1996 (a)
                                  ------- ------ -------   --------
Ending Net Assets (in millions)    $48      $45   $30      $ 2
Portfolio Turnover Rate (%) ....    65       78    69       --
Expense Ratio (%) ..............   1.35(b)  1.52  1.50(c)   --

                                  ----------------------------------------------
                                  (a) For the period December 23, 1996
                                      (Commencement of Operations) to December
                                      31, 1996.
                                  (b) Without the waiver of expenses in 1999,
                                      the expense ratio would have been 1.38%.
                                  (c) Without the waiver of expenses, the
                                      expense ratio would have been 1.78%.

                                  ----------------------------------------------
                                  A LETTER FROM THE PORTFOLIO MANAGERS
                                  ----------------------------------------------
                                  Dear Shareholders:

                                  The Value Discovery Fund reached a number of
Glen A. Kleczka                   important milestones in 1999. Most
[Photo}                           significantly, the Fund is now three years old
                                  providing a performance track record to assess the effectiveness of our investment disciplines. The past three-year period represented a full investment cycle for small value stocks from in-favor (1997) to out-of-favor (1998 and 1999). We are pleased our investment disciplines facilitated very competitive investment performance relative to our small value peers through the full cycle.
                                  In addition, our performance each year was consistently in the top third of all small value funds. Returns to shareholders were again further enhanced through the elimination of capital gain distributions in 1999. We will attempt to continue minimizing capital gains taxes in this modest return environment for small value stocks.

                                  The Russell 2000 Index of small stocks was up
David Mitchell                    21.26% in 1999 while the Russell 2000 Value
[Photo]                           Index of small value stocks declined (1.49)%.
                                  The Russell 2000 Index received a considerable boost in performance from small growth stocks as measured by the Russell 2000 Growth Index, which was up 43.1%. This is the largest performance spread between value and growth stocks since the style indices were constituted in 1979. The Value Discovery Fund returned 6.1% in 1999, significantly outperforming the value benchmark, although failing to keep pace with the Russell 2000
                                  Index.

                                  The investment climate of 1999 was
                                  significantly improved and in some ways the mirror image of 1998 although domestically large growth and technology stocks performed best in both years. The Asian crisis of 1998 became the Asian opportunity in 1999 as their economic recovery resulted in substantial investment gains for international and emerging markets investors. The Federal Reserve Board's accommodative monetary policy of 1998, which helped avert an impending global liquidity crisis, tightened in 1999, as concerns of potential inflation supplanted those of potential deflation. Most commodities, including oil, saw significant recovery in 1999 after reaching historic lows in 1998. A risk averse market


26   Annual Report                                           December 31, 1999
                                  psychology in 1998 resulting in a "flight to
Cappy Price                       quality" turned into a risk loving psychology
[Photo]                           in 1999 and a "flight to technology". Global
                                  markets bid up technology companies to
                                  unprecedented valuations reflecting the notion of a new paradigm; new technologies are generating meaningful productivity gains in the economy allowing above-average economic growth with low unemployment and mild inflation to co-exist. According to the Lipper
                                  Analytical Service, a mutual fund tracking firm, the average technology mutual fund was up 135% in 1999. The Russell 2000 Index would have been up only approximately 6.82% without technology rather than 21.26%. Internet stocks contributed 7.65% to the Russell 2000 Index and 13.47% to the Russell 2000 Growth Index returns.

                                  The markets of 1999 can be summed up as a Tale
                                  of Two Cities. The old city is governed by the
Cappy Price                       traditional paradigm that now seems to be a
[Photo]                           relic in the investment world: Selectively
                                  purchase at attractive valuations well-run, well-financed businesses that can consistently grow earnings in the future. These companies will provide attractive long-term investment returns. The new city espouses the new paradigm that is currently the fashion of the investment world: Selectively purchase, whatever the current valuations and future capital requirements, promising e-businesses that could have earnings in the future. These companies will provide immediate investment gratification. These companies' stock prices were immune to the negative forces that impacted more traditional stocks in 1999 including rising interest rates, earnings disappointments, excessive valuations and voracious capital needs. The grass still looked greener in the new city and many investors moved in.

                                  To illuminate this market bifurcation we had Prudential Securities compute the actual returns for quintiles of equal numbers of Russell 2000 Index stocks with positive earnings by valuation and for Russell 2000 Index stocks without earnings for 1999.

                               QUINTILE  MEDIAN P/E  1999 RETURN CURRENT WEIGHT
                               --------  ----------  --------------------------
                                 1        7.5 x      -10.59 %         11.7 %
                                 2       10.8        - 8.95           14.3
                                 3       14.3        - 7.64           15.7
                                 4       20.4         10.87           18.2
                                 5       51.6         68.03           23.6
                               No Earnings  -         85.34           16.5

                                  Clearly, the investment principles of a
                                  generation were stood on their head last year as the cheapest stocks in the Russell 2000 Index (Quintiles 1 through 3) generated the worst investment performance (all down for the year) while stocks without earnings or with high valuations generated explosive performance. It is also evident that stocks with no earnings or with high valuations now comprise the same 40% proportion of the Russell 2000 Index as the cheapest companies although they contributed over 100% of the index's performance last year. These observations embody the extent to which new paradigm thinking drove investor behavior in 1999. As a result, many professional investors felt enormous performance pressure and compromised long-term investment principle to chase short-term returns. We saw many of our fellow value managers redefining their investment philosophy as "New Value" enabling them to explain their ownership of companies like AOL, Yahoo! and Amazon in their "value" portfolios. We believe the "Old Value" philosophy of investing will be a rewarding contrarian investment strategy in the future given the long-term risk of investing in stocks without earnings or with expensive valuations.

                                  Looking forward, we are increasingly confident in our strategy which emphasizes capital preservation by avoiding the speculative excesses prevalent in today's market. Rather, the portfolio is positioned to exploit less uncertain opportunities we believe are about to pay off for patient shareholders. The portfolio will most likely continue to have half or less of the Russell 2000 Index technology exposure as long as valuations remain extended. We are well positioned to protect the portfolio from any significant pullback in technology stocks and an anticipated shakeout in the Internet sector. The portfolio is structured to capture the benefits of the Internet and new technology within existing, well-financed businesses that


December 31, 1999                                      William Blair Funds  27
                                  have customers, revenues and profits rather than through extremely volatile "pure play" investments. Some portfolio holdings own Internet companies and plan to unlock their value for shareholders. Some are seeing accelerating demand from Internet companies for core expertise required in providing service to their customers. United Stationers, for example, with over 65 warehouses nationwide and next-day shipment to every major domestic city, provides fulfillment to Internet companies. Likewise, Telespectrum Worldwide is providing customer relationship management via Channelcare.com and its call centers. Other portfolio holdings are direct beneficiaries of the Internet. Landstar System's drivers and agents post and select over 50% of all available truck loads at this transportation carrier's website leading to reduced dispatching and telecommunications costs. Milacron enhances customer service through its website by enabling its cutting tool customers to input job specifications and to receive output indicating the proper cutting tool and fluid for the job. Finally, our more traditional and conservative technology stocks are positioned to trade to higher valuations as they are cheaper than the overall sector's valuation level and, in most instances, are beginning to experience accelerated earnings growth. Overland Data is ramping up Compaq as a major new OEM (Original Equipment Manufacturer) for enterprise-wide data storage solutions. Informix is seeing accelerating demand for core database products before the contribution of newly announced web database products. Mapics has a good opportunity to accelerate revenue and profits in 2000 as their traditional ERP (Enterprise Resource Planning) market recovers from the Y2K slowdown and migrates to an Internet-based business-to-business e-commerce platform.

                                  The Fund has meaningful exposure to important sectors neglected by money managers last year that we believe stand ready to benefit from continued economic expansion and money outflows from technology. We have a 20% portfolio exposure to capital goods stocks and anticipate benefits from an accelerating recovery in the industrial economy. Asian economic recovery, industrial company cost cutting and bottoming industrial distributor inventory from a long decline in inventory-to-sales ratios bode well for future demand and profits in this sector. We believe that the 27% portfolio exposure emphasizing insurance and REIT stocks positions the Fund for any rebound in the beaten down finance sector. Rising interest rates fears and the ability to earn easy profits in technology stocks resulted in money outflows from finance in 1999. Life insurance stocks were down 15% on average despite 15% earnings growth. REITs were down as well despite a healthy real estate market exemplified by consistent rental increases, strong fund flows from operations and strong occupancy. This disparity has created compelling valuations and has even attracted the legendary investor Warren Buffett to First Industrial, one of the portfolio's largest holdings. Hotel REITs, the only fundamentally weak sector, have been avoided. Likewise, our limited exposure to banks continues to protect portfolio performance as lending quality concerns and an increasing frequency in earnings shortfalls hurt bank stock prices. We anticipate the markets will begin to reward finance companies that have been unnecessarily tarnished in a rising interest rate environment yet have exhibited consistently strong fundamentals.

                                  Be assured that even though our style of management was decidedly unfashionable in the past year, we remain committed to proven disciplines that have sustained great investors over a lifetime of investing. We have consistently performed well through remarkably volatile and challenging markets. The Fund currently demonstrates exceptional value relative to its anticipated growth. We believe the old maxims are about to reassert themselves in a more rational market. We thank you for your patience and support.

                       /s/ GLEN A. KLECZKA   /s/ DAVID MITCHELL  /s/ CAPPY PRICE


28  Annual Report                                           December 31, 1999

                                  ----------------------------------------------
                                  VALUE DISCOVERY FUND
                                  ----------------------------------------------

                                  ILLUSTRATION OF AN ASSUMED INVESTMENT OF
                                  $10,000 WITH REINVESTMENT OF CAPITAL GAIN
                                  DISTRIBUTIONS AND INCOME DIVIDENDS


                               [PERFORMANCE GRAPH]

                               12/96      3/97      6/97      9/97     12/97      3/98      6/98
Value Discovery
Fund                          $10,000     9,700    11,100    14,000    13,300    15,000    14,600
Russell 2000 Index            $10,000     9,500    11,000    12,700    12,200    13,500    12,800


                                9/98     12/98      3/99      6/99      9/99     12/99
Value Discovery
Fund                           12,000    13,400    12,000    14,100    12,900    14,300
Russell 2000 Index             10,300    11,900    11,300    13,000    12,200    14,500


December 31, 1999                                    William Blair Funds    29

 ................................................................................
VALUE DISCOVERY FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all dollar amounts in thousands)

-----------------------------------------------------  -------
                       SHARES                           VALUE
-----------------------------------------------------  -------
                                        COMMON STOCKS
FINANCIAL SERVICES--26.8%
  59,900      Amerus Life Holdings, Inc., Class
              "A"....................................  $ 1,378
  77,700      Annuity & Life Re Holdings, plc ADR....    2,030
  31,400      Astoria Financial Corporation..........      956
  96,100      Brandywine Realty Trust................    1,574
  77,700      Equity One, Inc........................      811
  55,500      First Industrial Realty Trust..........    1,523
  93,300      *Matrix Bancorp, Inc...................    1,120
  48,400      *MIIX Group, Inc.......................      708
  39,200      MONY Group, Inc........................    1,144
  20,000      SCPIE Holdings, Inc....................      642
 108,500      *Seacoast Financial Services
              Corporation............................    1,105
                                                       -------
                                                        12,991
                                                       -------
CONSUMER DISCRETIONARY--18.4%
  58,650      *Brauns Fashion Corporation............    1,232
  99,200      Cadmus Communications Corporation......      843
  67,100      Hollinger International, Inc...........      868
  41,300      *Michaels Stores, Inc..................    1,177
 115,700      Pier 1 Imports, Inc....................      738
  37,000      Russ Berrie & Co., Inc.................      971
  38,800      *Sunglass Hut International, Inc.......      437
 152,100      *Telespectrum Worldwide, Inc...........    1,084
  54,600      *United Stationers, Inc................    1,559
                                                       -------
                                                         8,909
                                                       -------
MATERIALS--11.5%
  75,600      Arch Chemicals, Inc....................    1,583
  26,100      Cleveland-Cliffs, Inc..................      812
  76,100      *N C I Building Systems, Inc...........    1,408
  20,400      USG Corporation........................      961
  47,900      Worthington Industries, Inc............      793
                                                       -------
                                                         5,557
                                                       -------
PRODUCER DURABLES--10.0%
  76,300      *Denison International plc (ADR).......      782
  49,200      *Doncasters plc (ADR)..................      443
  28,100      Flowserve Corporation..................      478
  30,600      *Kent Electronics Corporation..........      696
  78,400      LSI Incorporated.......................    1,695
  49,000      Milacron, Inc..........................      753
                                                       -------
                                                         4,847
                                                       -------
TECHNOLOGY--7.4%
  82,100      *EMS Technologies, Inc.................  $   965
  83,300      *Informix Corporation..................      953
  27,300      *Mapics, Inc...........................      345
 177,800      *Overland Data, Inc....................    1,333
                                                       -------
                                                         3,596
                                                       -------

                           COMMON STOCKS--(CONTINUED)
-----------------------------------------------------  -------
             SHARES OR PRINCIPAL AMOUNT                 VALUE
-----------------------------------------------------  -------
AUTOS AND TRANSPORTATION--6.5%
  50,500      *Landstar System, Inc..................  $ 2,162
  63,900      *Stoneridge, Inc.......................      986
                                                       -------
                                                         3,148
                                                       -------
HEALTHCARE-RELATED SPECIALTIES--6.3%
  55,200      *First Health Group Corporation........    1,483
 169,000      *Quorum Health Group...................    1,574
                                                       -------
                                                         3,057
                                                       -------
UTILITIES--4.7%
  44,800      Illinova Corporation...................    1,557
  16,900      T N P Enterprises, Inc.................      697
                                                       -------
                                                         2,254
                                                       -------
CONSUMER STAPLES--3.8%
  52,100      *Celestial Seasonings..................      970
  22,200      *Suiza Foods Corporation...............      880
                                                       -------
                                                         1,850
                                                       -------
TOTAL COMMON STOCK--95.4%
  (cost $39,083).....................................   46,209
                                                       -------
SHORT-TERM INVESTMENTS--3.8%
  $1,366      Investors Bank & Trust Company
                Repurchase Agreement 3.06%, dated
                12/31/99 collateralized by U.S.
                Government agency with a market value
                of $1,433 due 1/3/00 repurchase
                date.................................    1,366
     477      Associates Corp. of North America
              Demand Note, 5.07%, due 1/3/00.........      477
TOTAL SHORT-TERM INVESTMENTS
  (cost $1,843)......................................    1,843
                                                       -------
TOTAL INVESTMENTS--99.2%
  (cost $40,926).....................................   48,052
CASH AND OTHER ASSETS, LESS LIABILITIES--.8%.........      371
                                                       -------
NET ASSETS--100.0%...................................  $48,423
                                                       =======

---------------
* Non-income producing securities
ADR = American Depository Receipt

                See accompanying Notes to Financial Statements.
 30 Annual Report                                              December 31, 1999

                                  ----------------------------------------------
                                  INCOME FUND
                                  ----------------------------------------------

                                  ----------------------------------------------
                                  PERFORMANCE HIGHLIGHTS
                                  ----------------------------------------------

                                  ----------------------------------------------
                                       1999    1998    1997    1996     1995
                                     ------  ------  ------  ------   ------
Income Fund (Class N) ...............   .34%   7.07%   8.03%   3.07%   14.37%
   Lehman Intermediate Govt./
     Corp. Index ....................   .39    8.44    7.87    4.05    15.33
   Past performance does not predict future performance


                                  (1) The Lehman Intermediate Govt./Corp. Index
                                      indicates broad intermediate
                                      government/corporate bond
                                      marketperformance.

                                  ----------------------------------------------
                                  Investor Information
                                  ----------------------------------------------

                                  ----------------------------------------------
                                          1999    1998   1997   1996   1995
                                        ------  ------ ------ ------  -----

Ending Net Assets (in millions)  .......   $173   $188   $160   $150   $147
Portfolio Turnover Rate (%) ............     66     96     83     66     54
Expense Ratio (%) ......................    .70    .71    .71    .70    .68

                                  ----------------------------------------------

                                  ----------------------------------------------
                                  A LETTER FROM THE PORTFOLIO MANAGERS
                                  ----------------------------------------------

                                  Dear Shareholders:

Bentley M. Myer                   1999 turned out to be a horrible year for bond
[Photo]                           investors. Economic growth remained strong,
                                  inflation picked up but the real cause was the change in policy of the Federal Reserve Board.
                                  The Fed raised short-term interest rates three times during 1999 and only concerns about Y2K kept them from raising them a fourth time in December. Looking ahead, it seems very likely that there will be another rate increase in February. Additionally, all the increases in 1999 were increments of .25% but there continues to be strong economic news in late
                                  January, the next upward move may be .50%.

                                  The Income Fund's average maturity and
James S. Kaplan                   duration were both less than those of the
[Photo]                           Lehman Intermediate Government/Corporate Index
                                  at the beginning of 1999. They remained that way throughout the year as caution seemed in order with the Fed moving aggressively. We expect to keep this more defensive position until it becomes clearer that the Fed has moved to a more neutral position. U.S.
                                  Treasuries continue to be underweighted with more conservative, shorter-term mortgages being overweighted.

                                  With the year-long rise in rates, it was very difficult to produce a positive return but we did manage to do so with one of 0.34%. That return about matched the 0.39% return of the Lehman Index. However, the Income Fund's return did trail that of the Lipper Short-Term Mutual Fund Index but virtually all of the difference can be explained by the shorter average maturity/duration of that Index ( 4.0 years / 2.8 years) compared to the Fund which was 4.5 years and 3.2 years.

                              /s/ BENTLEY M. MYER           /S/ JAMES S. KAPLAN


December 31, 1999                                      William Blair Funds  31

                                  ----------------------------------------------
                                  INCOME FUND
                                  ----------------------------------------------

                                  ILLUSTRATION OF AN ASSUMED INVESTMENT OF
                                  $10,000 WITH REINVESTMENT OF CAPITAL GAIN
                                  DISTRIBUTIONS AND INCOME DIVIDENDS

                               [PERFORMANCE GRAPH]

                        9/90       12/90     12/91     1/92     12/93      12/94     12/95     12/96     12/97     12/98     12/99
Income Fund            $10,000    10,300    12,000    12,800    13,800    13,700    15,700    16,200    17,500    18,700    18,800
Lehmen Intermediate
Gov/Corp               $10,400    10,400    11,900    12,800    13,900    13,600    15,700    16,400    17,700    19,200    19,200


32  Annual Report                                            December 31, 1999

 ................................................................................
INCOME FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all amounts in thousands)

----------------------------------------------------  --------
                     PRINCIPAL
                       AMOUNT                          VALUE
----------------------------------------------------  --------
          U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY
                       GUARANTEED OBLIGATIONS--59.3%
                                U.S. TREASURY--24.2%
$  3,150     U.S. Treasury Note, 6.625%, due
             3/31/02................................  $  3,172
   5,950     U.S. Treasury Note, 7.875%, due
             11/15/04...............................     6,294
   8,500     U.S. Treasury Note, 6.500%, due
             8/15/05................................     8,500
   4,550     U.S. Treasury Note, 6.875%, due
             5/15/06................................     4,630
   7,300     U.S. Treasury Note, 7.000%, due
             7/15/06................................     7,478
  10,000     U.S. Treasury Note, 6.500%, due
             10/15/06...............................     9,972
   1,850     U.S. Treasury Note, 6.625%, due
             5/15/07................................     1,857
---------                                             --------
  41,300     Total U.S. Treasury Obligations........    41,903
---------                                             --------
U.S. GOVERNMENT GUARANTEED OBLIGATIONS--3.7%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)--3.2%
   2,437     #255840, 10.000%, due 10/15/09.........     2,524
   2,925     #309232, 8.750%, due 9/15/31...........     2,972
---------                                             --------
   5,362     Total GNMA Obligations.................     5,496
---------                                             --------
SMALL BUSINESS ADMINISTRATION--0.5%
      --     Receipt for Multiple Originator Fees,
             #3
             0.847%, due 11/8/08 (Interest Only)
             WAC....................................       520
     314     Loan #100023, 9.375%, due 11/25/14.....       322
---------                                             --------
     314     Total Small Business Administration
---------      Obligations..........................
                                                           842
                                                      --------
          U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS--31.4%
FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)--16.6%
     576     #1429, Tranche K, FR, 6.860%, due             535
             1/15/00................................
                                                         2,293
   2,500     Note, 5.750% , due 4/15/08.............
   1,957     #1544, Tranche TM, 9.403%, due              1,980
             1/15/00................................
     612     #1600, Tranche SE, 8.450% , due               615
             1/15/00................................
   2,003     #1655, Tranche SC, FR, 7.750%, due           1921
             1/15/00................................
     273     #1625, Tranche SB, 9.500%, due                275
             1/15/00................................
     309     #1662, Tranche T, FR, 7.918%, due             309
             1/15/00................................
   5,570     #1462, Tranche PK, 7.500%, due              5,595
             7/15/21................................
   7,000     #1723, Tranche PG, 7.000%, due              6,926
             3/15/22................................
   2,286     #1608, Tranche SE, 8.959%, due              2,374
             1/15/00................................
     136     #1542, Tranche S, 14.56%, due                 145
             7/15/23................................
     933     #1611, Tranche MB, FR, 6.767%, due            928
             1/15/00................................
   5,000     #1904, Tranche C, 7.250%, due               4,969
             8/15/24................................
                                                      --------
---------
                                                        28,865
  29,155     Total FHLMC Mortgage Obligations.......
                                                      --------
---------

----------------------------------------------------  --------
                     PRINCIPAL
                       AMOUNT                          VALUE
----------------------------------------------------  --------
  U.S. GOVERNMENT AGENCY GUARANTEED OBLIGATIONS--(CONTINUED)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--14.8%
$  5,500     Note, 6.000%,due 5/15/08...............  $  5,140
     806     1993-212, Tranche SG, 8.000%, due
             12/25/08...............................       804
   1,836     10.500%, due 1/1/13....................     1,934
   1,193     11.500%, due 1/1/13....................     1,276
   3,307     9.000%, due 8/1/14.....................     3,425
   2,959     11.000%, due 10/1/14...................     3,169
   3,385     1993-2, Tranche PH, 7.350%, due
             3/25/21................................     3,383
   4,750     1992-28, Tranche SB, 9.012%, due
             5/25/21................................     4,600
      11     1993-19, Tranche SH, 11.234%, due
             4/25/23................................         9
     316     1994-72, Tranche SA, 9.750%, due
             4/25/24................................       296
   1,616     1997-42, Tranche EA, 7.250%, due
             3/18/26................................     1,608
---------                                             --------
  25,679     Total FNMA Mortgage Obligations........    25,644
---------                                             --------
 101,810     Total U.S. Government and U.S.
---------      Government Agency Guaranteed
               Obligations..........................
                                                       102,750
                                                      --------

                See accompanying Notes to Financial Statements.
December 31, 1999                                       William Blair Funds   33

 ................................................................................
INCOME FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all amounts in thousands)

----------------------------------------  -----------   --------
                                              S&P
               PRINCIPAL                    RATING
                 AMOUNT                   (UNAUDITED)    VALUE
----------------------------------------  -----------   --------
COLLATERALIZED MORTGAGE OBLIGATIONS--23.1%
$  1,546    Prudential Home Securities,
              1992-13 Tranche B2 7.500%,
              due 6/25/07...............      AAA       $  1,538
     285    Polk Co. HFA, 1991-1,
              Tranche A-2, 9.550%, due
              1/15/11...................      AAA            288
   8,063    Morgan Keegan Funding I,
              L.P., 8.000%, due
              4/25/11...................      AA-          8,112
   4,978    Empire Funding, 1999-1,
              Tranche A2, 6.290%, due
              9/25/11...................      AAA          4,916
   1,007    DBL T 3 8.450%, due
              1/20/19...................      AAA          1,011
     402    Resolution Trust Corp.,
              1992-2, Tranche A, 7.892%,
              due 8/25/21...............       AA            400
      76    Resolution Trust Corp.,
              1991-3, Tranche A-2,
              10.287%, due 8/25/21......      AAA             76
   3,297    Bear, Stearns & Co.,
              1992-3B1 7.080%, due
              5/25/23...................       AA          3,326
   2,097    Countrywide Funding 8.500%,
              due 6/25/25...............        A          2,102
     333    Resolution Trust Corp.,
              1992-5, Tranche 5-C,
              8.595%, due 1/25/26.......       AA            331
   4,225    Green Tree Home Improvement,
              7.270%, due 6/15/28.......        A          3,996
   5,300    Country Wide Alt Loan,
              1999-1, Tranche A9 6.750%,
              due 6/25/29...............      AAA          4,948
   5,886    Merit Securities Corporation
              7.880%, due 1/28/33.......      AAA          5,389
   1,793    Goldman Sachs Mortgage
              Security, 99-1 B2 7.500%,
              due 1/19/29...............        A          1,695
   2,049    Goldman Sachs Mortgage
--------      Security, 99-1 B1 7.500%,
              due 1/19/29...............
                                               AA          1,970
                                                        --------
  41,378    Total Collateralized
--------      Mortgage Obligations......
                                                          40,098
                                                        --------

----------------------------------------  -----------   --------
                                              S&P
               PRINCIPAL                    RATING
                 AMOUNT                   (UNAUDITED)    VALUE
----------------------------------------  -----------   --------
            CORPORATE OBLIGATIONS--14.3%
$  1,250    Sears, Roebuck Corp. Medium
              Term Note, 9.750%, due
              3/21/00...................       A-       $  1,258
   1,500    Household Finance Corp.
              Medium Term Note, 10.380%,
              due 12/15/00..............        A          1,545
   5,675    Xerox Capital Europe Note,
              5.750%, due 5/15/02.......        A          5,474
   3,600    Applied Materials Inc. Note,
              6.750%, due 10/15/07......     BBB+          3,411
   4,700    Cardinal Health Note,
              6.250%, due 7/15/08.......       A+          4,274
   4,000    Merrill Lynch Note, 6.000%,
              due 2/17/09...............       A+          3,585
   2,150    Wal-Mart Stores Note,
              6.875%, due 8/10/09.......       AA          2,093
   3,150    Ford Motor Credit Company
--------      Note, 7.375%, due
              10/28/09..................
                                               AA          3,110
                                                        --------
  26,025    Total Corporate
--------      Obligations...............
                                                          24,750
                                                        --------
 169,213    TOTAL LONG TERM
--------      INVESTMENTS--96.7%
              (cost $174,543)...........
                                                         167,598
                                                        --------
            SHORT-TERM INVESTMENTS--2.3%
      25    Associates Corp. of North
              America Demand Note,                            25
              5.07%, due 1/3/00.........     A-1+
   2,000    Sears, Roebuck Corp. 6.30%,                    2,000
              due 1/18/00...............     A-1+
   2,000    General Electric Corporation
--------      6.07%, due 2/15/00........
                                             A-1+          2,000
                                                        --------
   4,025    TOTAL SHORT-TERM INVESTMENTS
--------      (cost $4,025).............
                                                           4,025
                                                        --------
$173,238    TOTAL INVESTMENTS--99.0%
========      (cost $178,568)...........
                                                         171,623
            CASH AND OTHER ASSETS, LESS
              LIABILITIES--1.0%.........                   1,752
                                                        --------
                                                        $173,375
            NET ASSETS--100.0%..........
                                                        ========

---------------
WAC  = Weighted Average Coupon

FR   = Floating Rate

                See accompanying Notes to Financial Statements.
 34 Annual Report                                              December 31, 1999

                                  ----------------------------------------------
                                  READY RESERVES FUND
                                  ----------------------------------------------

                                  ----------------------------------------------
                                  PERFORMANCE HIGHLIGHTS
                                  ----------------------------------------------

                                  ----------------------------------------------
                                         1999     1998    1997    1996      1995
                                       ------   ------  ------  ------    ------

Ready Reserves Fund (Class N) ........    4.63%   4.98%   5.04%   4.81%   5.45%
   S&P-rated AAA Money
      Market Funds(1) ................    4.59    4.95    5.01    4.80    5.43
   Past performance does not predict future performance

                                  (1) The S&P rated AAA Money Market Funds is an
                                      index of money market mutual funds rated
                                      AAA by Standard and Poor's

                                  ----------------------------------------------
                                  Investor Information
                                  ----------------------------------------------

                                  --------------------------------------------------------
                                         1999       1998       1997      1996        1995
                                      -------     ---------   ------    ------    --------

Ending Net Assets (in millions)  .... $   1,053   $   1,189   $   905   $   761   $   704
Expense Ratio (%) ...................       .72         .69       .70       .71       .72


                                  ----------------------------------------------
                                  A LETTER FROM THE PORTFOLIO MANAGERS
                                  ----------------------------------------------

                                  Dear Shareholders:
Bentley M. Myer
[Photo] Money market interest rates declined slightly in the first quarter of 1999 but then started to move higher with the changes in Federal Reserve Board policy. The total increase in rates for the year was about 1.25%, which is a pretty dramatic relative change in rates based on historical data. Current rates indicate another .25% increase in the federal funds rate in February but rates are not yet to a level that reflect a bigger increase.

                                  With this increase in rates, we continued to
James S. Kaplan                   extend the average maturity of the Ready
[Photo]                           Reserves Fund to approximately 47 days by late
                                  in the fourth quarter. That process will continue if the Fed continues to raise rates during the balance of 2000. We continue to maintain our 10% position in high quality, floating rate notes. That strategy helped our returns in 1999 as these notes add yield more quickly during a period of rising interest rates.

                                  The return for the year was 4.63%, which gave us another year ahead of the 4.59% return of our peer group, the S&P rated money market funds' average. Assets declined slightly to about $1.06 billion at year-end.


                                  /s/ BENTLEY M. MYER        /s/ JAMES S. KAPLAN

December 31, 1999                                     William Blair Funds  35

 ................................................................................
READY RESERVES FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all amounts in thousands)

-------------------------------------------------    ----------
PRINCIPAL                                            AMORTIZED
  AMOUNT                                                COST
-------------------------------------------------    ----------
U.S. GOVERNMENT AGENCY GUARANTEED--10.2%
$    1,167    Agency for International
                Development, VRN--Peru 5.450%,
                2/1/00...........................    $    1,167
    13,000    Agency for International
                Development, VRN--India 5.913%,
                1/4/00...........................        12,943
    15,000    Federal Home Loan Bank 5.000%,
                1/11/00..........................        15,000
    15,000    Federal Home Loan Bank VRN 5.913%,
                3/24/00..........................        15,000
     1,500    Federal Home Loan Mortgage Corp.,
                VRN 6.550%, 1/14/00..............         1,500
     1,667    Federal Home Loan Mortgage Corp.
                7.00%, 2/1/00....................         1,673
    15,000    Federal Home Loan Mortgage Corp.,
                VRN 5.963%, 1/4/00...............        15,004
    25,000    Federal Home Loan Mortgage Corp.,
                VRN 5.883%, 1/4/00...............        25,000
     2,095    Federal National Mortgage
                Association 7.00%, 2/1/00........         2,097
    18,000    Student Loan Marketing Association
----------      6.163%, 1/4/00...................        17,994
                                                     ----------
   107,429                                              107,378
----------                                           ----------
DEMAND NOTE--0.4%
     4,188    Associates Corporation of North
----------      America, VRN 5.07%, 1/3/00.......         4,189
                                                     ----------
VARIABLE RATE NOTES--5.2%
    20,000    AT&T Corporation, VRN 6.136%,
                1/13/00..........................        19,996
     8,000    General Motors Acceptance Corp, VRN
                6.072%-6.211%, 1/31/00-2/23/00...         7,998
    27,000    Household Finance Corp, VRN
----------      6.18%-6.23%, 2/17/00-3/6/00......        27,010
                                                     ----------
    55,000                                               55,004
----------                                           ----------
FIXED RATE NOTES--3.1%
     3,100    American Home Products 7.70%,
                2/15/00..........................         3,105
     2,000    AT&T Corporation 7.375%, 2/15/00...         2,003
     2,500    Chrysler Financial Corporation
                6.190%, 1/4/00...................         2,500
     9,065    General Motors Acceptance Corp
                5.70%-5.75%, 1/5/00-2/23/00......         9,063
       950    Bellsouth Telecommunications 6.50%,
                2/1/00...........................           950
     3,000    Associates Corporation 7.78%,
                3/1/00...........................         3,008
     5,900    CIT Group Holdings 6.70%-6.80%,
                4/17/00-5/2/00...................         5,910
     6,000    John Deere Capital Corporation
----------      5.68%-5.75%, 3/20/00-4/10/00.....         5,990
                                                     ----------
    32,515                                               32,529
----------                                           ----------

-------------------------------------------------    ----------
PRINCIPAL                                            AMORTIZED
  AMOUNT                                                COST
-------------------------------------------------    ----------
COMMERCIAL PAPER--81.4%
INSURANCE--21.0%
$    1,600    AIG Funding 5.98%, 3/31/00.........    $    1,576
    26,237    American General Corporation
                5.90%-5.91%, 2/1/00-3/17/00......        25,963
    48,183    American General Finance
                Corporation 5.88%-6.05%,
                1/18/00-2/15/00..................        47,989
    55,203    Aon Corporation 5.80%-6.10%,
                1/26/00-2/11/00..................        54,914
    54,917    Metlife Funding 5.97%-6.10%,
                2/1/00-3/14/00...................        54,417
    32,973    Prudential Funding Corporation
                5.73%-6.06%, 1/12/00-2/14/00.....        32,876
     3,393    USAA Capital Corporation 5.76%,
----------      1/18/00..........................         3,384
                                                     ----------
   222,506                                              221,119
----------                                           ----------
MANUFACTURING--18.7%
    37,998    DaimlerChrysler Finance
                Corporation, NA 5.85%-5.99%,
                2/14/00-3/16/00..................        37,635
     4,000    General Electric Capital
                Corporation 6.01%, 3/22/00.......         3,946
    55,192    General Electric Capital Services
                of Puerto Rico, Inc. 5.83%-6.00%,
                1/31/00-4/12/00..................        54,615
    47,150    General Electric Capital Services
                Corp. 5.84%-6.06%,
                1/21/00-3/10/00..................        46,857
    38,084    General Motors Acceptance
                Corporation 5.82%-6.06%,
                1/31/00-3/8/00...................        37,737
     5,000    John Deere Capital Corporation
                6.08%, 3/8/00....................         4,943
    10,803    Paccar Financial Corporation 5.98%,
----------      3/23/00..........................        10,656
                                                     ----------
   198,227                                              196,389
----------                                           ----------
FINANCE--16.1%
     9,102    American Express Credit Company
                5.95%-5.98%, 1/19/00-2/2/00......         9,061
    26,641    Associates Corporation of North
                America 5.70%-5.95%,
                1/10/00-3/30/00..................        26,451
    52,275    Associates First Capital
                Corporation 5.74%-6.02%,
                1/10/00-3/28/00..................        51,903
    49,795    Block Financial Corporation
                5.92%-6.00%, 1/26/00-2/18/00.....        49,511
    17,327    CIT Group Holdings 5.78%-5.81%,
                2/22/00-2/29/00..................        17,171
    15,084    Household Finance Corporation
----------      5.73%-5.94%, 1/12/00-2/4/00......        15,026
                                                     ----------
   170,224                                              169,123
----------                                           ----------

                See accompanying Notes to Financial Statements.
 36 Annual Report                                              December 31, 1999

 ................................................................................
READY RESERVES FUND
 ................................................................................
PORTFOLIO OF INVESTMENTS, DECEMBER 31, 1999 (all amounts in thousands)

-------------------------------------------------    ----------
PRINCIPAL                                            AMORTIZED
  AMOUNT                                                COST
-------------------------------------------------    ----------
COMMERCIAL PAPER--(CONTINUED)
UTILITIES--ENERGY & GAS--5.2%
$   55,200    National Rural Utilities
----------      Cooperative Finance Corporation
              5.78%-5.90%, 1/18/00-3/21/00.......    $   54,881
                                                     ----------
CHEMICAL/FOREST--5.1%
    54,636    Monsanto Company 5.60%-5.92%,
----------      1/6/00-4/12/00...................        54,204
                                                     ----------
ENERGY--3.7%
    39,000    Chevron U.K. Investment, plc
----------      5.82%-5.95%, 2/9/00-4/18/00......        38,664
                                                     ----------
BROKERAGE-3.6%
    38,161    Merrill Lynch, Inc. 5.86%-5.95%,
----------      1/26/00-3/6/00...................        37,893
                                                     ----------
DRUGS/HEALTH--2.6%
    13,430    American Home Products 5.77%-6.04%,
                1/13/00-2/7/00...................        13,362
    13,805    Glaxo-Wellcome plc 5.87%-5.95%,
----------      2/3/00-2/15/00...................        13,729
                                                     ----------
    27,235                                               27,091
----------                                           ----------

COMMERCIAL PAPER--(CONTINUED)
-------------------------------------------------    ----------
PRINCIPAL                                            AMORTIZED
  AMOUNT                                                COST
-------------------------------------------------    ----------
MEDIA/ENTERTAINMENT--2.4%
$   26,051    Dun & Bradstreet, Inc. 5.90%-5.93%,
----------      1/18/00-2/9/00...................    $   25,889
                                                     ----------
ELECTRONIC/TECHNOLOGY--2.3%
     8,105    IBM Credit Corporation 5.75%,
                1/19/00..........................         8,082
     6,542    Motorola Credit, Inc. 5.60%,
                3/31/00..........................         6,450
    10,000    Motorola, Inc. 6.05%,
                3/28/00-3/30/00..................         9,852
----------                                           ----------
    24,647                                               24,384
----------                                           ----------
OTHER CONSUMER--0.4%
     4,189    Procter & Gamble Inc. 5.85%,
                2/28/00..........................         4,150
----------                                           ----------
FOOD/BEVERAGE/TOBACCO--0.3%
     3,000    Campbell Soup Inc. 6.00%,
                3/29/00..........................         2,956
----------                                           ----------
   863,076    TOTAL COMMERCIAL PAPER.............       856,743
----------                                           ----------
$1,062,208    TOTAL INVESTMENTS--100.3%..........     1,055,843
==========
              LIABILITIES, LESS CASH AND OTHER
                ASSETS--(0.3)%...................        (3,040)
                                                     ----------
              NET ASSETS--100.0%.................    $1,052,803
                                                     ==========
              PORTFOLIO WEIGHTED AVERAGE
                MATURITY.........................       41 Days

---------------
VRN = Variable Rate Note

                See accompanying Notes to Financial Statements.
December 31, 1999                                       William Blair Funds   37

 ................................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ................................................................................
DECEMBER 31, 1999 (all amounts in thousands)

                                                     TAX-      LARGE     SMALL
                                                    MANAGED     CAP       CAP     INTERNATIONAL
                                          GROWTH    GROWTH     GROWTH    GROWTH      GROWTH
                                           FUND      FUND       FUND      FUND        FUND
                                         --------   -------   --------   ------   -------------
ASSETS
Investments, at market (cost $445,948;
  $960; $976; $1,923; and $180,972,
  respectively)........................  $818,184   $  978    $    992   $2,040     $299,507
Cash...................................        --       29         120   3,635         1,461
Receivable for:
  Fund shares sold.....................       809       10          40     671         1,363
  Investments sold.....................        --       --          --      --         3,422
  Interest and dividends...............       711       --          --      --            51
  Foreign withholding tax..............        --       --          --      --            84
Deferred organization costs............        --       --          --      --            --
Other assets...........................        54        1           1      --            28
                                         --------   -------   --------   ------     --------
      Total assets.....................   819,758    1,018       1,153   6,346       305,916
LIABILITIES
Payable for:
  Fund shares redeemed.................       633       --          --      --         1,877
  Investments purchased................        --       --          --      --         1,622
  Dividends............................        --       --          --      --            --
  Investment advisory fees,
    organization and other costs.......       505       --          --      --           254
Other..................................       177       --          --      --            74
                                         --------   -------   --------   ------     --------
      Total liabilities................     1,315       --          --      --         3,827
                                         --------   -------   --------   ------     --------
         Net Assets....................  $818,443   $1,018    $  1,153   $6,346     $302,089
                                         ========   =======   ========   ======     ========
CAPITAL
Capital stock ($0.001 par value 40,727;
  100; 114; 623; and 12,570, shares
  issued and outstanding,
  respectively)........................  $     41   $    1    $      1   $   1      $     13
Paid-in-surplus........................   446,112      999       1,136   6,228       183,876
Net unrealized appreciation/
  (depreciation) on investments and
  foreign currency transactions........   372,236       18          16     117       117,297
  (includes $1,227 PFIC net unrealized
    gain distribution for International
    Growth Fund only)
Accumulated undistributed net realized
  gain on investments and foreign
  currency transactions................        54       --          --      --           559
Undistributed net investment income....        --       --          --      --           344
                                         --------   -------   --------   ------     --------
         Net Assets....................  $818,443   $1,018    $  1,153   $6,346     $302,089
                                         ========   =======   ========   ======     ========

                See accompanying Notes to Financial Statements.
 38 Annual Report                                              December 31, 1999

 ................................................................................
STATEMENTS OF ASSETS AND LIABILITIES
 ................................................................................
DECEMBER 31, 1999 (all amounts in thousands)

                                         EMERGING   DISCIPLINED
                                         MARKETS       LARGE        VALUE                  READY
                                          GROWTH        CAP       DISCOVERY    INCOME     RESERVES
                                           FUND        FUND         FUND        FUND        FUND
                                         --------   -----------   ---------   --------   ----------
ASSETS
Investments, at market (cost $4,473;
  $1,441; $40,926; $178,568; and
  $1,055,843, respectively)............   $6,284      $1,459       $48,052    $171,623   $1,055,843
Cash...................................       --          20            --          --           --
Receivable for:
  Fund shares sold.....................       --         104            38           1       15,564
  Investments sold.....................      119           7           439         164           --
  Interest and dividends...............        4          --            88       2,032        2,735
  Foreign withholding tax..............       --          --            --          --           --
Deferred organization costs............       22          --            17          --           --
Other assets...........................       --          --             2           9           65
                                          ------      ------       -------    --------   ----------
      Total assets.....................    6,429       1,590        48,636     173,829    1,074,207
LIABILITIES
Payable for:
  Fund shares redeemed.................       30          --            87         176       20,134
  Investments purchased................      182          72            59          --           --
  Dividends............................       --          --            --          --          264
  Investment advisory fees,
    organization and other costs.......       66          --            42          92          528
Other..................................      123          --            25         186          478
                                          ------      ------       -------    --------   ----------
      Total liabilities................      401          72           213         454       21,404
                                          ------      ------       -------    --------   ----------
         Net Assets....................   $6,028      $1,518       $48,423    $173,375   $1,052,803
                                          ======      ======       =======    ========   ==========
CAPITAL
Capital stock ($0.001 par value 442;
  150; 3,549; 17,495; and 1,052,907
  shares issued and outstanding,
  respectively)........................   $    1      $    1       $     3    $     17   $    1,053
Paid-in-surplus........................    4,210       1,499        41,513     185,923    1,051,854
Net unrealized appreciation/
  (depreciation) on investments and
  foreign currency transactions........    1,812          18         7,126      (6,945)          --
Accumulated undistributed net realized
  gain (loss) on investments and
  foreign currency transactions........        5          --          (240)     (5,870)        (161)
Undistributed net investment income....       --          --            21         250           57
                                          ------      ------       -------    --------   ----------
         Net Assets....................   $6,028      $1,518       $48,423    $173,375   $1,052,803
                                          ======      ======       =======    ========   ==========

                See accompanying Notes to Financial Statements.
December 31, 1999                                       William Blair Funds   39

 ................................................................................
PRICING OF SHARES
 ................................................................................
DECEMBER 31, 1999

                                                                        TAX-         LARGE     SMALL
                                                                       MANAGED        CAP       CAP     INTERNATIONAL
                                                           GROWTH      GROWTH       GROWTH     GROWTH      GROWTH
                                                            FUND        FUND         FUND       FUND        FUND
                                                           ------      -------      ------     ------   -------------
Class A
  Net asset value and redemption price per share $475;
    $10; $50; $50; and $113, respectively...............   $20.09      $10.18       $10.14     $10.19      $24.01
                                                           ======      ======       ======     ======      ======
  Maximum offering price per share (net asset value,
    plus 6.10% of net asset value or 5.75% of the
    offering pricing price).............................   $21.32      $10.80       $10.76     $10.81      $25.47
                                                           ======      ======       ======     ======      ======
Class B
  Net asset value and redemption price per share
    (subject to contingent deferred sales charge) $88;
    $10; $10; $10 and $97, respectively.................   $20.07      $10.18       $10.14     $10.19      $23.98
                                                           ======      ======       ======     ======      ======
Class C
  Net asset value and redemption price per share
    (subject to contingent deferred sales charge) $70;
    $10; $10; $10; and $119, respectively...............   $20.06      $10.18       $10.14     $10.19      $23.98
                                                           ======      ======       ======     ======      ======
Class I
  Net asset value and redemption price per share
    $597,763; $978; $1,073; $6,266 and $262,835,
    respectively........................................   $20.10      $10.18       $10.14     $10.19      $24.03
                                                           ======      ======       ======     ======      ======
Class N
  Net asset value and redemption price per share
    $220,047; $10; $10; $10; and $38,925,
    respectively........................................   $20.10      $10.18       $10.14     $10.19      $24.03
                                                           ======      ======       ======     ======      ======

                                                          EMERGING   DISCIPLINED
                                                          MARKETS       LARGE        VALUE                  READY
                                                           GROWTH        CAP       DISCOVERY   INCOME     RESERVES
                                                            FUND        FUND         FUND       FUND        FUND
                                                          --------   -----------   ---------   ------     --------
Class A
  Net asset value and redemption price per share $1;
    $71; $22; and $16, respectively.....................   $13.62      $10.12       $13.72     $9.94
                                                           ======      ======       ======     ======
  Maximum offering price per share (net asset value,
    plus 6.10% [2.04% of the Income Fund] of net asset
    value or 5.75% [2% for the Income Fund] of the
    offering price).....................................   $14.45      $10.74       $14.58     $10.14
                                                           ======      ======       ======     ======
Class B
  Net asset value and redemption price per share
    (subject to contingent deferred sales charge) $1;
    $10; $1 and $14, respectively.......................   $13.61      $10.12       $13.72     $9.94
                                                           ======      ======       ======     ======
Class C
  Net asset value and redemption price per share
    (subject to contingent deferred sales charge) $23;
    $10; $21; and $1, respectively......................   $13.62      $10.12       $13.72     $9.93
                                                           ======      ======       ======     ======
Class I
  Net asset value and redemption price per share $6,002;
    $1,417; $45,619; and $157,838, respectively.........   $13.63      $10.12       $13.64     $9.91
                                                           ======      ======       ======     ======
Class N
  Net asset value and redemption price per share $1;
    $10; $2,760; $15,506 and $1,052,803, respectively...   $13.64      $10.12       $13.66     $9.92       $ 1.00
                                                           ======      ======       ======     ======      ======

                See accompanying Notes to Financial Statements.
 40 Annual Report                                              December 31, 1999

 ................................................................................
STATEMENTS OF OPERATIONS
 ................................................................................
FOR THE YEAR ENDED DECEMBER 31, 1999 (all amounts in thousands)

                                                             TAX-              LARGE         SMALL
                                                          MANAGED                CAP           CAP      INTERNATIONAL
                                            GROWTH         GROWTH             GROWTH        GROWTH             GROWTH
                                              FUND        FUND(A)            FUND(A)       FUND(A)               FUND
                                            ------        -------            -------       -------      -------------
INVESTMENT INCOME
  Interest..............................  $  1,860      $      --      $          --      $     --      $         345
  Dividends.............................     3,760             --                 --            --              1,526
  Less foreign tax withheld.............        (2)            --                 --            --               (132)
                                          --------      ---------      -------------      --------      -------------
                                             5,618             --                 --            --              1,739
EXPENSES
  Investment advisory fees..............     5,617             --                 --            --              2,068
  Custodian fees........................       158             --                 --            --                294
  Transfer agent fees...................       139             --                 --            --                 20
  Professional fees.....................       179             --                 --            --                 72
  Registration fees.....................        35             --                 --            --                 26
  Miscellaneous.........................       328             --                 --            --                 65
                                          --------      ---------      -------------      --------      -------------
    Total expenses before waiver........     6,456             --                 --            --              2,545
      Less expenses waived and absorbed
         by the Company.................        --             --                 --            --                 --
                                          --------      ---------      -------------      --------      -------------
    Net investment income (loss)........      (838)            --                 --            --               (806)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  transactions and other assets and
  liabilities
    Net realized gain (loss) on
      investments.......................    55,266             --                 --            --             57,525
    Net realized gain on foreign
      currency transactions and other
      assets and liabilities............        --             --                 --            --                194
                                          --------      ---------      -------------      --------      -------------
    Total net realized gain (loss)......    55,266             --                 --            --             57,719
Change in net unrealized appreciation on
  investments, foreign currency
  transactions, and other assets and
  liabilities...........................    60,757             18                 16           117             90,067
                                          --------      ---------      -------------      --------      -------------
Net increase in net assets resulting
  from operations.......................  $115,185      $      18      $          16      $    117      $     146,980
                                          ========      =========      =============      ========      =============

---------------

(a) For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999

                See accompanying Notes to Financial Statements.
December 31, 1999                                       William Blair Funds   41

 ................................................................................
STATEMENTS OF OPERATIONS
 ................................................................................
FOR THE YEAR ENDED DECEMBER 31, 1999 (all amounts in thousands)

                                               ------------------------------------------------------------------
                                               EMERGING      DISCIPLINED
                                                MARKETS            LARGE          VALUE                     READY
                                                 GROWTH              CAP      DISCOVERY      INCOME      RESERVES
                                                   FUND          FUND(A)           FUND        FUND          FUND
                                               --------      -----------      ---------      ------      --------
INVESTMENT INCOME
  Interest...................................  $     19      $        --      $     168      $12,427     $ 58,062
  Dividends..................................        54               --            809          --            --
  Less foreign tax withheld..................        (5)              --             --          --            --
                                               --------      -----------      ---------      ------      --------
                                                     68               --            977      12,427        58,062
EXPENSES
  Investment advisory fees...................        66               --            527       1,082         6,565
  Custodian fees.............................        72               --             27          48           220
  Transfer agent fees........................        14               --             17          20           376
  Professional fees..........................        22               --             34          82           269
  Registration fees..........................        24               --             21          27            56
  Organization costs.........................         7               --              9          --            --
  Miscellaneous..............................         9               --             --          35           464
                                               --------      -----------      ---------      ------      --------
    Total expenses before waiver.............       214               --            635       1,294         7,950
      Less expenses waived and absorbed by
         the Company.........................      (116)              --            (14)         --            --
                                               --------      -----------      ---------      ------      --------
    Net investment income (loss).............       (30)              --            356      11,133        50,112
Net realized and unrealized gain (loss) on
  investments, foreign currency transactions
  and other assets and liabilities
    Net realized gain (loss) on
      investments............................     1,168               --           (166)     (1,502)          (52)
Change in net unrealized appreciation
  (depreciation) on investments, foreign
  currency transactions, and other assets and
  liabilities................................     1,690               18          2,564      (9,127)           --
                                               --------      -----------      ---------      ------      --------
Net increase in net assets resulting from
  operations.................................  $  2,828      $        18      $   2,754      $  504      $ 50,060
                                               ========      ===========      =========      ======      ========

---------------
(a) For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999

                See accompanying Notes to Financial Statements.
 42 Annual Report                                              December 31, 1999

 ................................................................................
STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (all amounts in thousands)

                                                       --------------------------------------------------------------------------
                                                                                  TAX-     LARGE     SMALL
                                                                               MANAGED       CAP       CAP          INTERNATIONAL
                                                                      GROWTH    GROWTH    GROWTH    GROWTH                 GROWTH
                                                                        FUND   FUND(A)   FUND(A)   FUND(A)                   FUND
                                                       ---------------------   -------   -------   -------   --------------------
                                                         1999        1998       1999      1999      1999       1999        1998
                                                         ----        ----       ----      ----      ----       ----        ----
OPERATIONS
 Net investment income (loss)........................  $    (838)  $    (107)  $    --   $    --   $    --   $    (806)  $    130
 Net realized gain (loss) on investments, foreign
   currency transactions and other assets and
   liabilities.......................................     55,266      57,805        --        --        --      57,719     (8,159)
 Change in net unrealized appreciation on
   investments, foreign currency transactions and
   other assets and liabilities......................     60,757     102,789        18        16       117      90,067     23,550
                                                       ---------   ---------   -------   -------   -------   ---------   --------
 Net increase (decrease) in net assets resulting from
   operations........................................    115,185     160,487        18        16       117     146,980     15,521
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income...............................         --          --        --        --        --          --       (238)
 Net realized capital gains..........................    (55,329)    (57,744)       --        --        --     (48,415)       (11)
                                                       ---------   ---------   -------   -------   -------   ---------   --------
                                                         (55,329)    (57,744)       --        --        --     (48,415)      (249)
CAPITAL STOCK TRANSACTIONS
 Shares sold.........................................    294,188     173,606     1,000     1,137     6,229     386,956     84,365
 Shares issued in reinvestment of income dividends
   and capital gain distributions....................     51,574      51,776        --        --        --      45,344        227
 Less shares redeemed................................   (329,231)   (177,422)       --        --        --    (368,522)   (88,865)
                                                       ---------   ---------   -------   -------   -------   ---------   --------
Change from capital stock transactions...............     16,531      47,960     1,000     1,137     6,229      63,778     (4,273)
                                                       ---------   ---------   -------   -------   -------   ---------   --------
 Change in net assets................................     76,387     150,703     1,018     1,153     6,346     162,343     10,999
Net assets
 Beginning of period.................................    742,056     591,353        --        --        --     139,746    129,747
                                                       ---------   ---------   -------   -------   -------   ---------   --------
 End of period.......................................  $ 818,443   $ 742,056   $ 1,018   $ 1,153   $ 6,346   $ 302,089   $139,746
                                                       =========   =========   =======   =======   =======   =========   ========
Undistributed net investment income at the end of the
 period..............................................         --          --        --        --        --   $     344         --
                                                       =========   =========   =======   =======   =======   =========   ========
CAPITAL STOCK TRANSACTIONS
 Shares sold.........................................     16,028      10,367       100       114       623      20,256      5,983
 Shares issued in reinvestment of income dividends
   and capital gain distributions....................      2,609       2,974        --        --        --       1,958         16
 Less shares redeemed................................    (19,205)    (10,559)       --        --        --     (19,201)    (6,240)
                                                       ---------   ---------   -------   -------   -------   ---------   --------
Change from capital stock transactions...............       (568)      2,782       100       114       623       3,013       (241)
                                                       =========   =========   =======   =======   =======   =========   ========

---------------

(a) For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999

                See accompanying Notes to Financial Statements.
December 31, 1999                                       William Blair Funds   43

 ................................................................................
STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (all amounts in thousands)

                            -----------------------------------------------------------------------------------------------------
                                EMERGING        DISCIPLINED
                                 MARKETS           LARGE            VALUE                                         READY
                                 GROWTH             CAP           DISCOVERY             INCOME                  RESERVES
                                  FUND            FUND(A)           FUND                 FUND                     FUND
                            -----------------   -----------   -----------------   -------------------   -------------------------
                             1999     1998(B)      1999        1999      1998       1999       1998        1999          1998
                             ----     -------      ----        ----      ----       ----       ----        ----          ----
OPERATIONS
 Net investment income
   (loss).................  $   (30)  $     1   $        --   $   356   $   293   $ 11,133   $ 10,792   $    50,112   $    51,039
 Net realized gain (loss)
   on investments, foreign
   currency transactions
   and other assets and
   liabilities............    1,168    (1,145)           --      (166)      (75)    (1,502)       693           (52)           (1)
 Change in net unrealized
   appreciation
   (depreciation) on
   investments, foreign
   currency transactions
   and other assets and
   liabilities............    1,690       122            18     2,564      (612)    (9,127)       675            --            --
                            -------   -------   -----------   -------   -------   --------   --------   -----------   -----------
 Net increase (decrease)
   in net assets resulting
   from operations........    2,828    (1,022)           18     2,754      (394)       504     12,160        50,060        51,038
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
 Net investment income....       --        --            --      (344)     (302)   (10,995)   (10,795)      (50,060)      (51,038)
 Net realized capital
   gains..................      (18)       --            --        --        --         --         --            --            --
                            -------   -------   -----------   -------   -------   --------   --------   -----------   -----------
                                (18)       --            --      (344)     (302)   (10,995)   (10,795)      (50,060)      (51,038)
CAPITAL STOCK TRANSACTIONS
 Shares sold..............      841     5,662         1,500    10,567    23,035     51,259     53,183     3,961,669     3,808,318
 Shares issued in
   reinvestment of income
   dividends and capital
   gain distributions.....       16        --            --       330       286      8,044      7,837        48,807        50,013
 Less shares redeemed.....   (1,393)     (886)           --    (9,559)   (8,304)   (63,488)   (34,389)   (4,146,724)   (3,573,849)
                            -------   -------   -----------   -------   -------   --------   --------   -----------   -----------
Change from capital stock
 transactions.............     (536)    4,776         1,500     1,338    15,017     (4,185)    26,631      (136,248)      284,482
                            -------   -------   -----------   -------   -------   --------   --------   -----------   -----------
 Change in net assets.....    2,274     3,754         1,518     3,748    14,321    (14,676)    27,996      (136,248)      284,482
Net assets
 Beginning of period......    3,754        --            --    44,675    30,354    188,051    160,055     1,189,051       904,569
                            -------   -------   -----------   -------   -------   --------   --------   -----------   -----------
 End of period............  $ 6,028   $ 3,754   $     1,518   $48,423   $44,675   $173,375   $188,051   $ 1,052,803   $ 1,189,051
                            =======   =======   ===========   =======   =======   ========   ========   ===========   ===========
Undistributed net
 investment income at the
 end of the period........  $    --   $     1   $        --   $    21   $     9   $    250   $    112   $        57   $         5
                            =======   =======   ===========   =======   =======   ========   ========   ===========   ===========
CAPITAL STOCK TRANSACTIONS
 Shares sold..............       83       606           150       829     1,726      5,057      5,069     3,961,669     3,808,318
 Shares issued in
   reinvestment of income
   dividends and capital
   gain distributions.....        1        --            --        25        23        792        748        48,807        50,013
 Less shares redeemed.....     (134)     (114)           --      (751)     (643)    (6,275)    (3,272)   (4,146,724)   (3,573,849)
                            -------   -------   -----------   -------   -------   --------   --------   -----------   -----------
Change from capital stock
 transactions.............      (50)      492           150       103     1,106       (426)     2,545      (136,248)      284,482
                            =======   =======   ===========   =======   =======   ========   ========   ===========   ===========

---------------

(a) For the period from December 27, 1999 (Commencement of Operations) to December 31, 1999

(b) For the period from May 1, 1998 (Commencement of Operations) to December 31, 1998

                See accompanying Notes to Financial Statements.
 44 Annual Report                                              December 31, 1999

 ................................................................................
NOTES TO FINANCIAL STATEMENTS
 ................................................................................

(1) SIGNIFICANT ACCOUNTING POLICIES

(a) Description of the Fund

William Blair Funds (the "Funds") is an open-end diversified mutual fund currently consisting of ten portfolios (each the "Fund"), each with its own investment objectives and policies.

The Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing in the common stocks of large, medium, and small domestic companies in varying proportions.

The Tax-Managed Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing in a diversified portfolio of common stocks of domestic growth companies. The Fund employs a number of techniques to enhance the long-term, after-tax returns for its shareholders.

The Large Cap Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks issued by large domestic companies.

The Small Cap Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of small emerging, rapid growth domestic companies that are of a high quality and that have had especially vigorous growth in revenues and earnings.

The International Growth Fund is a portfolio whose principal objective is to seek that seeks long-term capital appreciation by investing primarily in common stocks issued by companies of all sizes domiciled outside the United States and securities convertible into, exchangeable for, or having the right to buy, such common stocks.

The Emerging Markets Growth Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing in well-managed quality growth companies in emerging markets.

The Disciplined Large Cap Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing primarily in a diversified portfolio of large capitalization domestic companies. The Fund's portfolio investments are primarily chosen from 90 to 140 of the Standard & Poor's 500 Stock companies.

The Value Discovery Fund is a portfolio whose principal objective is to seek long-term capital appreciation by investing with a value discipline primarily in the equity securities of small companies.

The Income Fund is a portfolio whose principal objective is to seek a high level of current income relative to stability of principal by investing primarily in a diversified portfolio of high-grade, intermediate-term income-producing securities.

The Ready Reserves Fund is a portfolio whose principal objective is to seek current income, a stable share price and daily liquidity by investing primarily in short-term U.S. dollar denominated domestic money market instruments.

(b) Share Classes

Prior to September 30, 1999 the William Blair Funds only offered what is now known as Class N shares.

Effective September 30, 1999, the William Blair Funds began offering five classes of shares. The Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares seven years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to an initial or contingent deferred sales charge and generally have lower ongoing expenses than the other classes. Class N shares are sold only to investors who acquire the shares directly through the Fund's distributor or a select number of financial intermediaries. Class N shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences. Expenses are allocated pro rata on the basis of each share classes net assets except to the extent that an expense is unique to a specific class.

(c) Investment Securities

Equity securities traded on a national securities exchange or market are valued at the last sale price or, in the absence of a sale on the date of valuation, at the latest bid price. The value of foreign securities are determined based upon the last sale price on the foreign exchange or market on which it is primarily traded or, if there has been no sale on the date of valuation, at the latest bid price. Long-

December 31, 1999                                       William Blair Funds   45
term fixed-income securities are valued based on market quotations or independent services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Other securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities in all Funds except Ready Reserves Fund are valued at cost which approximates market value. Securities in the Ready Reserves Fund are valued using the amortized cost method. Under this method, any premium or discount as of the date an investment security is acquired is amortized on a straight line basis to maturity.

Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Dividend income is recorded on the ex-dividend date, except that dividends from certain foreign securities are recorded as soon as the information is available. Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Variable rate bonds and floating rate notes earn interest at a coupon rate which fluctuates at specific time intervals. The interest rates shown in the Income Fund's and the Ready Reserves Fund's Portfolio of Investments were the rates in effect on December 31, 1999.

(d) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding as of the close of trading on the New York Stock Exchange, which is generally 3:00 p.m. Chicago time (4:00 p.m. Eastern time), on each day the Exchange is open. In addition, the Ready Reserves Fund does not price its shares on the observance of Columbus Day and Veterans Day. Dividends from net investment income, if any, of the Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Emerging Markets Growth Fund, Disciplined Large Cap Fund, and Value Discovery Fund are declared at least annually. Dividends from the Income Fund and Ready Reserves Fund are declared monthly and daily, respectively. Capital gain distributions, if any, are declared annually in December. Dividends payable to shareholders are recorded on the ex-dividend date. Dividends are determined in accordance with Federal income tax principles which may treat certain transactions differently from generally accepted accounting principles.

(e) Repurchase Agreements

The Fund may enter into repurchase agreements with its custodian, whereby the Fund acquires ownership of a debt security and the custodian agrees, at the time of the sale, to repurchase the debt security from the Fund at a mutually agreed upon time and price. The Fund's policy is to take possession of the debt security as collateral under the repurchase agreements. The Fund minimizes credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on a daily basis.

(f) Foreign Currency Translation and Foreign Currency Contracts

Assets and liabilities of the International Growth Fund and the Emerging Markets Growth Fund denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The International Growth Fund and the Emerging Markets Growth Fund may enter into foreign currency forward contracts as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency. Additionally, the Funds may enter into contracts to hedge the value, in U.S. dollars, of securities it currently owns. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(g) Income Taxes

Each Fund intends to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Fund intends to distribute their taxable income to their shareholders and be relieved of all Federal income taxes. At December 31, 1999, the Value Discovery Fund, Income Fund and Ready Reserves Fund had capital loss carryforwards (in thousands) of $233, $5,616 and $161, respectively. These loss carryforwards, which will expire in 2007 ( 2006 for the Income Fund), can be used to offset future net realized capital gains.

The International Growth Fund has elected to mark-to-market its investment in Passive Foreign Investment Companies ("PFIC's") for Federal income tax purposes. In accordance with this election, the Fund recognized net unrealized appreciation (in thousands) of $1,227 and $74 in 1999 and 1998, respectively. In addition, the Fund recorded net realized losses of $176 on sales of PFIC's during 1999, of which $74 had been recognized as income in prior years. Dividends to shareholders from net investment income in 1998

 46 Annual Report                                              December 31, 1999
included $238 relating to PFIC's which are treated as ordinary income for Federal tax purposes and in 1999 $1,227 has been reclassified to undistributed net investment income.

(h) Organization Costs

The initial organization costs of the Emerging Markets Growth Fund and the Value Discovery Fund have been paid by William Blair & Company L.L.C. (the "Company"). The Funds will reimburse the Company for the amount of such expenses not exceeding $50,000. The deferred organization costs are being amortized on the straight-line method and repaid to the Company over a five year period.

(i) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) INVESTMENT ADVISORY, TRANSACTIONS WITH AFFILIATES AND TRUSTEES' FEES

(a) Management Agreement

The Company provides investment advisory and other administrative and accounting services to the Fund under terms of the Management Agreement. Each Fund pays the Company a monthly fee determined as a specified percentage of average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets of each Fund, are as follows:

Growth Fund                                                0.75%
Tax-Managed Growth Fund                                    0.80%
Large Cap Growth Fund                                      0.80%
Small Cap Growth Fund                                      1.10%
International Growth Fund                                  1.10% of the first $250 million
                                                           1.00% in excess of $250 million
Emerging Markets Growth Fund                               1.40%
Disciplined Large Cap Fund                                 0.80%
Value Discovery Fund                                       1.15%
Income Fund                                                0.25% of the first $250 million
                                                           0.20% in excess of $250 million
                                                           plus 5.00% of gross income
Ready Reserves Fund                                        0.625% of the first $250 million
                                                           0.600% of the next $250 million
                                                           0.575% of the next $2 billion
                                                           0.550% in excess of $2.5 billion

The Company has voluntarily agreed to waive the Tax-Managed Growth Fund's and the Large Cap Growth Fund's investment advisory fee and to absorb other operating expenses through April 30, 2000, if total expenses exceed 1.11% of average daily net assets for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be capped at 1.11% plus any distribution and/or shareholder service fees.

The Company has voluntarily agreed to waive the Small Cap Growth Fund's investment advisory fee and to absorb other operating expenses through April 30, 2000, if total expenses exceed 1.35% of average daily net assets for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be capped at 1.35% plus any distribution and/or shareholder service fees.

The Company has voluntarily agreed to waive the Emerging Markets Growth Fund's investment advisory fee and to absorb other operating expenses if total expenses exceeded 2.25% of average daily net assets through August 31, 1999 and exceed 1.75% of average daily net assets through April 30, 2000 for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be capped at 1.75% plus any distribution and/or shareholder service fees.

The Company has voluntarily agreed to waive the Disciplined Large Cap Fund's investment advisory fee and to absorb other operating expenses through April 30, 2000, if total expenses exceed 1.00% of average daily net assets for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be capped at 1.00% plus any distribution and/or shareholder service fees.

The Company has voluntarily agreed to waive the Value Discovery Fund's investment advisory fee and to absorb other operating expenses through April 30, 2000, if total expenses exceed 1.39% of average daily net assets for the Fund's Class I shares. For the Fund's Class A, B, C and N shares, the expenses will be capped at 1.39% plus any distribution and/or shareholder service fees.

December 31, 1999                                       William Blair Funds   47

Subsequent to 1999, overall operating expenses for Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund and Disciplined Large Cap Fund will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid under the expense limitation agreement, as each Fund will reimburse the Investment Adviser for a period of five years in subsequent years if operating expenses (before reimbursement) are less than the applicable percentage limitation.

(b) Underwriting and Distribution Services Agreement

The Fund has an underwriting and distribution services agreement with William Blair & Co. L.L.C. (the "Company"). For services under the distribution services agreement, the Funds pay the Company a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, the Company enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, the Company receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares.

(c) Shareholder Services Agreement

The Fund has a shareholder servicing agreement with the Distributor. For providing information and shareholder services to Class A, Class B and Class C shareholders, the Funds pay the Distributor a fee at an annual rate of .25% of average daily net assets of each class. The Distributor in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service.

(d) Trustees

The Funds paid fees of $122,500 to non-affiliated trustees of the Funds for the year ended December 31, 1999.

(3) INVESTMENT TRANSACTIONS

Investment transactions, excluding money market instruments, for the period ended December 31, 1999 were as follows:

                                                                              GROSS UNREALIZED APPRECIATION/DEPRECIATION
                                                                                         AT DECEMBER 31, 1999
                                                                             --------------------------------------------
                                                                                                           NET UNREALIZED
                                                         PROCEEDS FROM        UNREALIZED     UNREALIZED    APPRECIATION/
                                          PURCHASES   SALES AND MATURITIES   APPRECIATION   DEPRECIATION    DEPRECIATION
                                          ---------   --------------------   ------------   ------------   --------------
Growth Fund.............................  $370,442          $373,465           $383,575       $11,339         $372,236
Tax-Managed Growth Fund.................       960                --                 26             8               18
Large Cap Growth Fund...................       976                --                 26            10               16
Small Cap Growth Fund...................     1,923                --                131            14              117
International Growth Fund...............   236,527           221,785            124,252         5,723          118,529
Emerging Markets Growth Fund............     8,691             8,565              1,924           113            1,811
Disciplined Large Cap Fund..............     1,448                 7                 35            17               18
Value Discovery Fund....................    31,160            27,840              8,772         1,646            7,126
Income Fund.............................   147,792           112,596                108         7,053           (6,945)

---------------
Cost of investments is the same for financial statement and Federal income tax purposes except for Value Discovery Fund and the Income Fund where the cost for Federal income tax purposes was $40,933 and $178,822, respectively.

(4) FOREIGN CURRENCY FORWARD CONTRACTS

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth Fund and the Emerging Markets Growth Fund enter into foreign currency forward contracts with its custodian and other brokers. The Funds bear the market risk that arises from changes in foreign currency rates and bear the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts for hedging purposes at December 31, 1999.

 48 Annual Report                                              December 31, 1999

(5) CAPITAL SHARE TRANSACTIONS

The following table summarizes the activity in capital shares of the Fund (in thousands):

                                                  TAX-MANAGED        LARGE CAP         SMALL CAP        INTERNATIONAL
                              GROWTH FUND         GROWTH FUND       GROWTH FUND       GROWTH FUND        GROWTH FUND
                          -------------------   ---------------   ---------------   ---------------   ------------------
                          SHARES     AMOUNT     SHARES   AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT   SHARES    AMOUNT
                          -------   ---------   ------   ------   ------   ------   ------   ------   ------   ---------
Shares sold
------------------------
Class A.................       22   $     451      1     $  10       5     $  50       5     $  49         7   $     157
Class B.................        4          81      1        10       1        10       1        10         3          81
Class C.................        3          65      1        10       1        10       1        10         4         102
Class I.................      704      13,461     96       960     106     1,057     615     6,150       240       6,392
Class N.................   15,295     280,130      1        10       1        10       1        10    20,002     380,224
Shares issued in
reinvestment of income
dividends and capital
gain distributions
------------------------
Class A.................        1          27     --        --      --        --      --        --         1          12
Class B.................       --           6     --        --      --        --      --        --         1          15
Class C.................       --           5     --        --      --        --      --        --         1          18
Class I.................    1,849      36,553     --        --      --        --      --        --     1,680      38,921
Class N.................      758      14,983     --        --      --        --      --        --       275       6,378
Shares redeemed
------------------------
Class A.................       --          --     --        --      --        --      --        --         2          61
Class B.................       --          --     --        --      --        --      --        --        --          --
Class C.................       --          --     --        --      --        --      --        --        --          --
Class I.................    1,333      25,968     --        --      --        --      --        --       429      10,104
Class N.................   17,871     303,263     --        --      --        --      --        --    18,770     358,357
Conversion of shares
------------------------
Class I.................   28,525     300,924     --        --      --        --      --        --     9,445     121,852
Class N.................  (28,525)   (300,924)    --        --      --        --      --        --    (9,445)   (121,852)
                          -------   ---------    ---     ------    ---     ------    ---     ------   ------   ---------
Net increase (decrease)
from capital share
transactions............     (568)  $  16,531    100     $1,000    114     $1,137    623     $6,229    3,013   $  63,778
                          =======   =========    ===     ======    ===     ======    ===     ======   ======   =========

                                             EMERGING
                                             MARKETS          DISCIPLINED      VALUE DISCOVERY           INCOME
                                           GROWTH FUND      LARGE CAP FUND           FUND                 FUND
                                         ----------------   ---------------   ------------------   -------------------
                                         SHARES   AMOUNT    SHARES   AMOUNT   SHARES     AMOUNT    SHARES     AMOUNT
                                         ------   -------   ------   ------   -------   --------   -------   ---------
Shares sold
---------------------------------------
Class A................................     --    $     1      7     $  70         2    $     21         2   $      16
Class B................................     --          1      1        10        --           1         1          14
Class C................................      2         21      1        10         2          20        --           1
Class I................................     33        363    140     1,400        57         730       578       5,791
Class N................................     48        455      1        10       768       9,795     4,476      45,437
Shares issued in reinvestment of income
dividends and capital gain
distributions
---------------------------------------
Class A................................     --         --     --        --        --          --        --          --
Class B................................     --         --     --        --        --          --        --          --
Class C................................     --         --     --        --        --          --        --          --
Class I................................      1         16     --        --        24         313       190       1,894
Class N................................     --         --     --        --         1          17       602       6,150
Shares redeemed
---------------------------------------
Class A................................     --         --     --        --        --          --        --          --
Class B................................     --         --     --        --        --          --        --          --
Class C................................     --         --     --        --        --          --        --          --
Class I................................     90        982     --        --       220       2,866     1,480      14,799
Class N................................     44        411     --        --       531       6,693     4,795      48,689
Conversion of shares
---------------------------------------
Class I................................    496      4,823     --        --     3,483      40,922    16,640     176,475
Class N................................   (496)    (4,823)    --        --    (3,483)    (40,922)  (16,640)   (176,475)
                                          ----    -------    ---     ------   ------    --------   -------   ---------
Net increase (decrease) from capital
share transactions.....................    (50)   $  (536)   150     $1,500      103    $  1,338      (426)  $  (4,185)
                                          ====    =======    ===     ======   ======    ========   =======   =========

December 31, 1999                                       William Blair Funds   49

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
GROWTH FUND

                                                              -----------------------------------------------
                                                                         CLASS N FOR YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               1999      1998      1997      1996      1995
                                                               ----      ----      ----      ----      ----
Net asset value, beginning of year..........................  $17.970   $15.350   $13.480   $11.900   $ 9.600
Income from investment operations:
  Net investment income (loss)..............................   (0.013)   (0.003)   (0.023)   (0.010)    0.034
  Net realized and unrealized gain on investments...........    3.574     4.123     2.694     2.144     2.750
                                                              -------   -------   -------   -------   -------
Total from investment operations............................    3.561     4.120     2.671     2.134     2.784
Less distributions from:
  Net investment income.....................................       --        --        --     0.010     0.030
  Net realized capital gains................................    1.436     1.500     0.801     0.544     0.454
                                                              -------   -------   -------   -------   -------
Total distributions.........................................    1.436     1.500     0.801     0.554     0.484
                                                              -------   -------   -------   -------   -------
Net asset value, end of year................................  $20.095   $17.970   $15.350   $13.480   $11.900
                                                              =======   =======   =======   =======   =======
Total return (%)............................................    19.98     27.15     20.07     17.99     29.07
Ratios to average daily net assets (%):
  Expenses..................................................     0.86      0.84      0.84      0.79      0.65
  Net investment loss.......................................    (0.11)    (0.02)    (0.16)    (0.08)     0.34

                                                              -------------------------------------------------
                                                                   FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                              -------------------------------------------------
                                                              CLASS A(A)   CLASS B(B)   CLASS C(B)   CLASS I(C)
                                                              ----------   ----------   ----------   ----------
Net asset value, beginning of period........................   $17.480      $19.150      $19.150      $17.980
Income from investment operations:
  Net investment (loss).....................................    (0.004)      (0.021)      (0.026)      (0.013)
  Net realized and unrealized gain on investments...........     4.050        2.372        2.370        3.568
                                                               -------      -------      -------      -------
Total from investment operations............................     4.047        2.351        2.344        3.555
Less distributions from:
  Net investment income.....................................        --           --           --           --
  Net realized capital gains................................     1.436        1.436        1.436        1.436
                                                               -------      -------      -------      -------
Total distributions.........................................     1.436        1.436        1.436        1.436
                                                               -------      -------      -------      -------
Net asset value, end of period..............................   $20.090      $20.065      $20.058      $20.099
                                                               =======      =======      =======      =======
Total return (%) (d)........................................     23.29        12.43        12.38        19.91
Ratios to average daily net assets (%):
  Expenses..................................................      1.31         2.03         2.01         0.86
  Net investment loss.......................................     (0.23)       (1.00)       (1.06)       (0.11)

                                                              ----------------------------------------------------
                                                                         YEARS ENDED DECEMBER 31, 1999
                                                              ----------------------------------------------------
                                                                1999       1998       1997       1996       1995
                                                                ----       ----       ----       ----       ----
Supplemental data for all classes:
  Net assets at end of year (in thousands)..................  $818,443   $742,056   $591,353   $501,774   $363,036
  Portfolio turnover rate (%)...............................        52         37         34         43         32

---------------
(a) For the period October 19, 1999 (Commencement of the Class) to December 31, 1999.

(b) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

(c) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

(d)  Total return is not annualized for periods that are less than a full year.

 50 Annual Report                                              December 31, 1999

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
TAX-MANAGED GROWTH FUND

                                                               -----------------------------------------------
                                                                             PERIOD ENDED DECEMBER 31, 1999(A)
                                                               -----------------------------------------------
                                                               CLASS A   CLASS B   CLASS C   CLASS I   CLASS N
                                                               -------   -------   -------   -------   -------
Net asset value, beginning of period........................   $10.000   $10.000   $10.000   $10.000   $10.000
Income from investment operations:
  Net investment income.....................................     0.001        --        --     0.001     0.001
  Net realized and unrealized gain on investments...........     0.180     0.180     0.180     0.180     0.180
                                                               -------   -------   -------   -------   -------
Total from investment operations............................     0.181     0.180     0.180     0.181     0.181
Less distributions from:
  Net investment income.....................................        --        --        --        --        --
  Net realized capital gains................................        --        --        --        --        --
Total distributions.........................................        --        --        --        --        --
                                                               -------   -------   -------   -------   -------
Net asset value, end of period..............................   $10.181   $10.180   $10.180   $10.181   $10.181
                                                               =======   =======   =======   =======   =======
Total return (%) (b)........................................      1.80      1.80      1.80      1.80      1.80
Ratios to average daily net assets (%):
  Expenses..................................................      1.36      2.11      2.11      1.11      1.36
  Net investment income (loss)..............................      0.73     (0.01)    (0.01)     0.99      0.75

                                                              ---------------------------------
                                                              PERIOD ENDED DECEMBER 31, 1999(A)
                                                              ---------------------------------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................                             $1,018
  Portfolio turnover rate (%)...............................                                 --

---------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.
(b) Total return is not annualized for periods that are less than a full year.

December 31, 1999                                       William Blair Funds   51

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
LARGE CAP GROWTH FUND

                                                              -----------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31,1999(A)
                                                              -----------------------------------------------
                                                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS N
                                                              -------   -------   -------   -------   -------
Net asset value, beginning of period........................  $10.000   $10.000   $10.000   $10.000   $10.000
Income from investment operations:
  Net investment loss.......................................       --    (0.001)   (0.001)       --    (0.001)
  Net realized and unrealized gain on investments...........    0.143     0.141     0.141     0.141     0.142
                                                              -------   -------   -------   -------   -------
Total from investment operations............................    0.143     0.140     0.140     0.141     0.141
Less distributions from:
  Net investment income.....................................       --        --        --        --        --
  Net realized capital gains................................       --        --        --        --        --
                                                              -------   -------   -------   -------   -------
Total distributions.........................................       --        --        --        --        --
                                                              -------   -------   -------   -------   -------
Net asset value, end of period..............................  $10.143   $10.140   $10.140   $10.141   $10.141
                                                              =======   =======   =======   =======   =======
Total return(%) (b).........................................     1.40      1.40      1.40      1.40      1.40
Ratios to average daily net assets(%):
  Expenses..................................................     1.36      2.11      2.11      1.11      1.36
  Net investment loss.......................................    (0.48)    (1.41)    (1.41)    (0.40)    (0.66)

                                                              --------------------
                                                                  PERIOD ENDED
                                                              DECEMBER 31, 1999(A)
                                                              --------------------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................                $1,153
  Portfolio turnover rate (%)...............................                    --

---------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

(b) Total return is not annualized for periods that are less than a full year.

 52 Annual Report                                              December 31, 1999

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
SMALL CAP GROWTH FUND

                                                              -----------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31, 1999(A)
                                                              -----------------------------------------------
                                                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS N
                                                              -------   -------   -------   -------   -------
Net asset value, beginning of period........................  $10.000   $10.000   $10.000   $10.000   $10.000
Income from investment operations:
  Net investment loss.......................................       --    (0.002)   (0.002)   (0.001)   (0.001)
  Net realized and unrealized gain on investments...........    0.192     0.192     0.192     0.192     0.192
                                                              -------   -------   -------   -------   -------
Total from investment operations............................    0.192     0.190     0.190     0.191     0.190
Less distributions from:
  Net investment income.....................................       --        --        --        --        --
  Net realized capital gains................................       --        --        --        --        --
                                                              -------   -------   -------   -------   -------
Total distributions.........................................       --        --        --        --        --
                                                              -------   -------   -------   -------   -------
Net asset value, end of period..............................  $10.192   $10.190   $10.190   $10.191   $10.190
                                                              =======   =======   =======   =======   =======
Total return (%) (b)........................................     1.90      1.90      1.90      1.90      1.90
Ratios to average daily net assets (%):
  Expenses..................................................     1.60      2.35      2.35      1.35      1.60
  Net investment loss.......................................    (1.60)    (2.35)    (2.35)    (1.35)    (1.60)

                                                              ---------------------------------
                                                              PERIOD ENDED DECEMBER 31, 1999(A)
                                                              ---------------------------------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................                             $6,346
  Portfolio turnover rate (%)...............................                                 --

---------------
(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

(b) Total return is not annualized for periods that are less than a full year.

December 31, 1999                                       William Blair Funds   53

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
INTERNATIONAL GROWTH FUND

                                                            ---------------------------------------------------------------
                                                                         CLASS N FOR YEARS ENDED DECEMBER 31,
                                                            ---------------------------------------------------------------
                                                             1999          1998          1997          1996          1995
                                                             ----          ----          ----          ----          ----
Net asset value, beginning of year........................  $14.620       $13.140       $13.950       $13.120       $12.360
Income from investment operations:
  Net investment income (loss)............................   (0.035)        0.074         0.072         0.029         0.105
  Net realized and unrealized gain on investments
    foreign currencies and other assets and liabilities...   13.939         1.431         1.056         1.299         0.785
                                                            -------       -------       -------       -------       -------
Total from investment operations..........................   13.904         1.505         1.128         1.328         0.890
Less distributions from:
  Net investment income...................................    0.000         0.024(a)      0.078(a)      0.068(a)      0.130
  Net realized capital gains..............................    4.494         0.001         1.860         0.430            --
                                                            -------       -------       -------       -------       -------
Total distributions.......................................    4.494         0.025         1.938         0.498         0.130
                                                            -------       -------       -------       -------       -------
Net asset value, end of period............................  $24.030       $14.620       $13.140       $13.950       $13.120
                                                            =======       =======       =======       =======       =======
Total return (%)..........................................    96.25         11.46          8.39         10.20          7.22
Ratios to average daily net assets (%):
  Expenses................................................     1.35          1.36          1.43          1.44          1.48
  Net investment income (loss)............................    (0.43)         0.09           .01           .19           .87

                                                                  ----------------------------------------------------------
                                                                            FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                                  ----------------------------------------------------------
                                                                  CLASS A(B)      CLASS B(C)      CLASS C(C)      CLASS I(D)
                                                                  ----------      ----------      ----------      ----------
Net asset value, beginning of period........................      $   20.610      $   21.330      $   21.330      $   20.250
Income from investment operations:
  Net investment loss.......................................          (0.025)         (0.039)         (0.036)         (0.037)
  Net realized and unrealized gain on investments...........           7.919           7.185           7.180           8.312
                                                                  ----------      ----------      ----------      ----------
Total from investment operations............................           7.894           7.146           7.144           8.275
Less distributions from:
  Net investment income.....................................              --              --              --              --
  Net realized capital gains................................           4.494           4.494           4.494           4.494
                                                                  ----------      ----------      ----------      ----------
Total distributions.........................................           4.494           4.494           4.494           4.494
                                                                  ----------      ----------      ----------      ----------
Net asset value, end of period..............................      $   24.010      $   23.982      $   23.980      $   24.031
                                                                  ==========      ==========      ==========      ==========
Total return (%) (e)........................................           39.12           34.28           34.28           41.71
Ratios to average daily net assets (%):
  Expenses..................................................            1.60            2.35            2.35            1.35
  Net investment loss.......................................           (1.25)          (1.93)          (1.93)          (0.43)

                                                              -------------------------------------------------------
                                                                           YEARS ENDED DECEMBER 31, 1999
                                                              -------------------------------------------------------
                                                                1999        1998        1997        1996       1995
                                                                ----        ----        ----        ----       ----
Supplemental data for all classes:
  Net assets at end of year (in thousands)..................  $302,089    $139,746    $128,747    $105,148    $89,762
  Portfolio turnover rate (%)...............................       122          98         102          89         77

---------------
(a) Includes $.024, $.078, and $.220 in PFIC transactions which are treated as ordinary income for Federal income tax purposes for 1998, 1997 and 1996, respectively.

(b) For the period October 21, 1999 (Commencement of the Class) to December 31, 1999.

(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

(d) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

(e) Total return is not annualized for periods that are less than a full year.

 54 Annual Report                                              December 31, 1999

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
EMERGING MARKETS GROWTH FUND

                                                              -----------------------
                                                                CLASS N FOR PERIOD
                                                                ENDED DECEMBER 31,
                                                              -----------------------
                                                                 1999       1998(A)
                                                                 ----       -------
Net asset value, beginning of period........................     $ 7.630      $10.000
Income from investment operations:
  Net investment income (loss)..............................      (1.117)       0.002
  Net realized and unrealized gain (loss) on investments
    foreign currency and other assets and liabilities.......       7.169       (2.372)
                                                              ----------   ----------
Total from investment operations............................       6.052       (2.370)
Less distributions from:
  Net investment income.....................................          --           --
  Net realized gain.........................................       0.039           --
                                                              ----------   ----------
Total distributions.........................................       0.039           --
                                                              ----------   ----------
Net asset value, end of period..............................     $13.643      $ 7.630
                                                              ==========   ==========
Total return (%)............................................       79.31       (23.70)
Ratios to average daily net assets (%):
  Expenses (b)..............................................        2.06         2.25
  Net investment income (loss) (b)..........................       (0.63)        0.04

                                                              -------------------------------------------------
                                                                   FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                              -------------------------------------------------
                                                              CLASS A(C)   CLASS B(C)   CLASS C(C)   CLASS I(D)
                                                              ----------   ----------   ----------   ----------
Net asset value, beginning of period........................     $10.850      $10.850      $10.850      $10.300
Income from investment operations:
  Net investment income (loss)..............................       0.031        0.019       (0.011)      (0.067)
  Net realized and unrealized gain on investments...........       2.782        2.784        2.817        3.438
                                                              ----------   ----------   ----------   ----------
Total from investment operations............................       2.815        2.803        2.806        3.371
Less distributions from:
  Net investment income.....................................          --           --           --           --
  Net realized gain.........................................       0.039        0.039        0.039        0.039
                                                              ----------   ----------   ----------   ----------
Total distributions.........................................       0.039        0.039        0.039        0.039
                                                              ----------   ----------   ----------   ----------
Net asset value, end of period..............................     $13.624      $13.614      $13.617      $13.632
                                                              ==========   ==========   ==========   ==========
Total return (%) (e)........................................       25.91        25.82        25.91        32.73
Ratios to average daily net assets (%):
  Expenses (b)..............................................        2.00         2.75         2.75         2.06
  Net investment income (loss) (b)..........................         .52         (.21)       (1.53)       (0.63)

                                                              ----------------------------
                                                               PERIODS ENDED DECEMBER 31,
                                                              ----------------------------
                                                                 1999            1998(A)
                                                                 ----            -------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................      $6,028            $3,754
  Portfolio turnover rate (%)...............................         201               226

---------------
(a) For the period May 1, 1998 (Commencement of Operations) to December 31,
    1998.

(b) Without the waiver of expenses in 1999, the expense ratio would have been 4.53%, 4.46%, 5.21%, 5.21% and 4.53% for Class N, A, B, C and I,
    respectively. The net investment loss ratio would have been (1.83)%, (3.03)%, (3.78)%, (3.78)%, (1.83)% for Classes N, A, B, C and I,
    respectively. Without the waiver of expenses in 1998, the expense ratio would have been 6.35% and the net investment loss ratio would have been 4.06%.

(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

(d) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

(e) Total return is not annualized for periods that are less than a full year.

December 31, 1999                                       William Blair Funds   55

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
DISCIPLINED LARGE CAP FUND

                                                              -----------------------------------------------
                                                                     PERIOD ENDED DECEMBER 31, 1999(A)
                                                              -----------------------------------------------
                                                              CLASS A   CLASS B   CLASS C   CLASS I   CLASS N
                                                              -------   -------   -------   -------   -------
Net asset value, beginning of period........................  $10.000   $10.000   $10.000   $10.000   $10.000
Income from investment operations:
  Net investment loss.......................................       --    (0.001)   (0.001)       --        --
  Net realized and unrealized gain on investments...........    0.119     0.123     0.123     0.123     0.123
                                                              -------   -------   -------   -------   -------
Total from investment operations............................    0.119     0.122     0.122     0.123     0.123
Less distributions from:
  Net investment income.....................................       --        --        --        --        --
  Net realized capital gains................................       --        --        --        --        --
                                                              -------   -------   -------   -------   -------
Total distributions.........................................       --        --        --        --        --
                                                              -------   -------   -------   -------   -------
Net asset value, end of period..............................  $10.119   $10.122   $10.122   $10.123   $10.123
                                                              =======   =======   =======   =======   =======
Total return (%) (b)........................................     1.20      1.20      1.20      1.20      1.20
Ratios to average daily net assets (%):
  Expenses..................................................     1.25      2.00      2.00      1.00      1.25
  Net investment loss.......................................    (0.27)    (0.96)    (0.96)     0.04     (0.21)

                                                              ---------------------------------
                                                              PERIOD ENDED DECEMBER 31, 1999(A)
                                                              ---------------------------------
Supplemental data for all classes:
  Net assets at end of period (in thousands)................                             $1,518
  Portfolio turnover rate (%)...............................                                0.5

---------------

(a) For the period December 27, 1999 (Commencement of Operations) to December 31, 1999.

(b)  Total return not annualized for periods that are less than a full year.

 56 Annual Report                                              December 31, 1999

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
VALUE DISCOVERY FUND

                                                              -------------------------------------------------------
                                                                      CLASS N FOR PERIODS ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                 1999           1998           1997         1996(A)
                                                              ----------     ----------     ----------     ----------
Net asset value, beginning of period........................  $   12.960     $   12.970     $   10.000     $   10.000
Income from investment operations:
  Net investment income.....................................       0.095          0.088          0.029             --
  Net realized and unrealized gain on investments...........       0.689         (0.005)         3.305             --
                                                              ----------     ----------     ----------     ----------
Total from investment operations............................       0.784          0.083          3.334             --
Less distributions from:
  Net investment income.....................................       0.087          0.093          0.020             --
  Net realized capital gains................................          --             --          0.344             --
                                                              ----------     ----------     ----------     ----------
Total distributions.........................................       0.087          0.093          0.364             --
                                                              ----------     ----------     ----------     ----------
Net asset value, end of period..............................  $   13.657     $   12.960     $   12.970     $   10.000
                                                              ==========     ==========     ==========     ==========
Total return (%)............................................        6.10           0.66          33.46             --
Ratios to average daily net assets (%):
  Expenses (b)..............................................        1.35           1.52           1.50             --
  Net investment income (b).................................        0.78           0.76           0.29             --

                                                              -------------------------------------------------------
                                                                      FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                              -------------------------------------------------------
                                                              CLASS A(C)     CLASS B(C)     CLASS C(D)     CLASS I(E)
                                                              ----------     ----------     ----------     ----------
Net asset value, beginning of period........................  $   12.600     $   12.600     $   12.670     $   12.360
Income from investment operations:
  Net investment income.....................................       0.017          0.007          0.016          0.104
  Net realized and unrealized gain on investments...........       1.119          1.115          1.044          1.278
                                                              ----------     ----------     ----------     ----------
Total from investment operations............................       1.136          1.122          1.060          1.382
Less distributions from:
  Net investment income.....................................       0.014          0.007          0.010          0.098
  Net realized capital gains................................          --             --             --             --
                                                              ----------     ----------     ----------     ----------
Total distributions.........................................       0.014          0.007          0.010          0.098
                                                              ----------     ----------     ----------     ----------
Net asset value, end of period..............................  $   13.722     $   13.715     $   13.720     $   13.644
                                                              ==========     ==========     ==========     ==========
Total return (%) (f)........................................        9.01           8.95           8.37          11.18
Ratios to average daily net assets (%):
  Expenses (b)..............................................        1.64           2.39           2.39           1.35
  Net investment income (b).................................        1.28           0.31           1.53           0.78

                                                              -------------------------------------------------------
                                                                            PERIODS ENDED DECEMBER 31,
                                                              -------------------------------------------------------
                                                                 1999           1998           1997           1996
                                                              ----------     ----------     ----------     ----------
Supplemental data for all classes:
Net assets at end of year (in thousands)....................  $   48,423     $   44,675     $   30,354     $        2
Portfolio turnover rate (%).................................          65             78             49             --

---------------

(a) For the period December 26, 1996 (Commencement of Operations) to December 31, 1996.

(b) Without the waiver of expenses in 1999, the expense ratio would have been 1.38%, 1.67%, 2.42%, 2.42%, and 1.38% for Classes N, A, B, C, and I,
     respectively. The net investment income ratio would have been .75%, 1.25%, .28%, 1.50% and .75% for Classes N, A, B, C, and I, respectively. Without the waiver of expenses in 1997, the expense ratio would have been 1.78% and the net investment income ratio would have been .016%.

(c) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

(d) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

(e) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

(f)  Total return is not annualized for periods that are less than a full year.

December 31, 1999                                       William Blair Funds   57

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
INCOME FUND

                                                              ---------------------------------------------------------
                                                                        CLASS N FOR YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                1999        1998        1997        1996        1995
                                                                ----        ----        ----        ----        ----
Net asset value, beginning of year..........................  $  10.490   $  10.410   $  10.270   $  10.570   $   9.850
Income from investment operations:
  Net investment income.....................................      0.618       0.640       0.659       0.619       0.646
  Net realized and unrealized gain (loss) on investments....     (0.588)      0.076       0.140      (0.309)      0.732
                                                              ---------   ---------   ---------   ---------   ---------
Total from investment operations............................      0.030       0.716       0.799       0.310       1.378
Less distributions from:
  Net investment income.....................................      0.604       0.636       0.659       0.610       0.658
  Net realized capital gains................................         --          --          --          --          --
                                                              ---------   ---------   ---------   ---------   ---------
Total distributions.........................................      0.604       0.636       0.659       0.610       0.658
                                                              ---------   ---------   ---------   ---------   ---------
Net asset value, end of period..............................  $   9.916   $  10.490   $  10.410   $  10.270   $  10.570
                                                              =========   =========   =========   =========   =========
Total return (%)............................................        .34        7.07        8.03        3.07       14.37
Ratios to average daily net assets (%):
  Expenses..................................................       0.70        0.71        0.71        0.70        0.68
  Net investment income.....................................       6.03        6.81        6.40        5.97        6.24

                                                              ----------------------------------------------------------
                                                                                  FOR THE PERIOD ENDED DECEMBER 31, 1999
                                                                                  --------------------------------------
                                                              CLASS A(A)      CLASS B(B)      CLASS C(C)      CLASS I(D)
                                                              ----------      ----------      ----------      ----------
Net asset value, beginning of period........................  $   9.950       $  10.050       $  10.060       $  10.050
Income from investment operations:
  Net investment income.....................................      0.075           0.060           0.079           0.623
  Net realized and unrealized loss on investments...........     (0.009)         (0.108)         (0.135)         (0.155)
                                                              ---------       ---------       ---------       ---------
Total from investment operations............................      0.066          (0.048)         (0.056)          0.468
Less distributions from:
  Net investment income.....................................      0.073           0.059           0.077           0.609
  Net realized capital gains................................         --              --              --              --
                                                              ---------       ---------       ---------       ---------
Total distributions.........................................      0.073           0.059           0.077           0.609
                                                              ---------       ---------       ---------       ---------
Net asset value, end of period..............................  $   9.943       $   9.943       $   9.926       $   9.909
                                                              =========       =========       =========       =========
Total return (%) (e)........................................       0.63           (0.51)          (0.53)           0.30
Ratios to average daily net assets (%):
  Expenses..................................................       0.99            1.77            1.71            0.70
  Net investment income.....................................       5.78            4.91            5.11            6.03

                                                              ---------------------------------------------------------
                                                                                          YEARS ENDED DECEMBER 31, 1999
                                                              ---------------------------------------------------------
                                                                1999        1998        1997        1996        1995
                                                                ----        ----        ----        ----        ----
Supplemental data for all classes:
  Net assets at end of year (in thousands)..................  $ 173,375   $ 188,051   $ 160,055   $ 150,006   $ 147,370
  Portfolio turnover rate (%)...............................         66          96          83          66          54

---------------
(a) For the period October 25, 1999 (Commencement of the Class) to December 31, 1999.

(b) For the period November 2, 1999 (Commencement of the Class) to December 31, 1999.

(c) For the period November 3, 1999 (Commencement of the Class) to December 31, 1999.

(d) For the period October 1, 1999 (Commencement of the Class) to December 31, 1999.

(e) Total return is not annualized for periods that are less than a full year.

 58 Annual Report                                              December 31, 1999

 ................................................................................
FINANCIAL HIGHLIGHTS
 ................................................................................
READY RESERVES FUND

                                                            --------------------------------------------------------
                                                                      CLASS N FOR YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                               1999         1998        1997       1996       1995
                                                               ----         ----        ----       ----       ----
Net asset value, beginning of year........................  $    1.000   $    1.000   $  1.000   $  1.000   $  1.000
Income from investment operations:
  Net investment income...................................       0.045        0.050      0.050      0.050      0.050
  Net realized and unrealized gain on investments.........          --           --         --         --         --
                                                            ----------   ----------   --------   --------   --------
         Total from investment operations.................       0.045        0.050      0.050      0.050      0.050
Less distributions from:
  Net investment income...................................       0.045        0.050      0.050      0.050      0.050
  Net realized capital gains..............................          --           --         --         --         --
                                                            ----------   ----------   --------   --------   --------
         Total distributions..............................       0.045        0.050      0.050      0.050      0.050
                                                            ----------   ----------   --------   --------   --------
Net asset value, end of period............................  $    1.000   $    1.000   $  1.000   $  1.000   $  1.000
                                                            ==========   ==========   ========   ========   ========
         Total return (%).................................        4.63         4.98       5.04       4.81       5.45
Ratios to average daily net assets (%):
  Expenses................................................        0.72         0.69       0.70       0.71       0.72
  Net investment income...................................        4.52         4.87       4.92       4.78       5.30
Supplemental data:
  Net assets at end of year (in thousands)................  $1,052,803   $1,189,051   $904,569   $760,808   $703,993

December 31, 1999                                       William Blair Funds   59

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
WILLIAM BLAIR FUNDS

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of William Blair Funds (comprised of Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, International Growth Fund, Emerging Markets Growth Fund, Disciplined Large Cap Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund) (collectively, the "Funds") as of December 31, 1999, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of William Blair Funds at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.

                                       [ERNST & YOUNG LLP SIG]

Chicago, Illinois
February 4, 2000

 60 Annual Report                                              December 31, 1999

 ................................................................................
SPECIAL MEETINGS OF SHAREHOLDERS (UNAUDITED)
 ................................................................................

A Special Meeting of Shareholders was held on November 30, 1999, postponed and reconvened December 8, 1999. At the meeting, shareholders of the Fund were asked to consider and act upon seven issues: the election of the seven nominees for trustee; ratification of the selection of Ernst & Young LLP as the Fund's independent auditors; the approval of a proposal to reorganize the Fund into a Delaware business trust; the approval of new investment objectives for several funds; the approval of standardized fundamental investment restrictions; the approval of a Rule 12b-1 distribution plan for Class N of each Fund; the approval of an Amended Management Agreement. The results of all matters voted on by shareholders of the Funds at the Special Meeting were as follows:

1)  TO ELECT SEVEN (7) TRUSTEES TO THE FUND'S BOARD OF TRUSTEES.

                                                                  FOR       WITHHELD
                                                              -----------   ---------
GROWTH FUND
Conrad Fischer..............................................   24,059,037     529,181
Grant Beadle................................................   24,050,245     537,973
Theodore Bosler.............................................   24,050,665     537,553
John P. Kayser..............................................   24,059,458     528,760
Ann P. McDermott............................................   24,036,471     551,747
John B. Schwemm.............................................   24,057,406     530,812
Robert E. Wood II...........................................   24,051,268     537,050
INTERNATIONAL GROWTH FUND
Conrad Fischer..............................................   10,034,251      27,428
Grant Beadle................................................   10,034,251      27,428
Theodore Bosler.............................................   10,034,251      27,428
John P. Kayser..............................................   10,034,251      27,428
Ann P. McDermott............................................   10,034,251      27,428
John B. Schwemm.............................................   10,034,251      27,428
Robert E. Wood II...........................................   10,034,251      27,428
EMERGING MARKETS GROWTH FUND
Conrad Fischer..............................................      255,464       5,013
Grant Beadle................................................      255,464       5,013
Theodore Bosler.............................................      255,464       5,013
John P. Kayser..............................................      255,464       5,013
Ann P. McDermott............................................      255,464       5,013
John B. Schwemm.............................................      255,464       5,013
Robert E. Wood II...........................................      255,464       5,013
VALUE DISCOVERY FUND
Conrad Fischer..............................................    2,131,919       3,381
Grant Beadle................................................    2,131,919       3,381
Theodore Bosler.............................................    2,131,919       3,381
John P. Kayser..............................................    2,131,919       3,381
Ann P. McDermott............................................    2,131,919       3,381
John B. Schwemm.............................................    2,131,919       3,381
Robert E. Wood II...........................................    2,131,919       3,381
INCOME FUND
Conrad Fischer..............................................   12,167,511     218,950
Grant Beadle................................................   12,167,511     218,950
Theodore Bosler.............................................   12,167,511     218,950
John P. Kayser..............................................   12,167,511     218,950
Ann P. McDermott............................................   12,167,511     218,950
John B. Schwemm.............................................   12,167,511     218,950
Robert E. Wood II...........................................   12,167,511     218,950
READY RESERVES FUND
Conrad Fischer..............................................  624,895,175   9,820,656
Grant Beadle................................................  624,934,068   9,781,763
Theodore Bosler.............................................  624,946,331   9,769,500
John P. Kayser..............................................  624,860,184   9,855,647
Ann P. McDermott............................................  624,765,727   9,950,104
John B. Schwemm.............................................  624,840,038   9,875,792
Robert E. Wood II...........................................  624,908,173   9,807,658

December 31, 1999                                       William Blair Funds   61

2) TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND FOR THE CURRENT FISCAL YEAR.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   24,036,096      275,440      276,682
International Growth Fund...................................   10,029,692       22,234        9,242
Emerging Markets Growth Fund................................      259,226        1,251            0
Value Discovery Fund........................................    2,132,360          650        2,290
Income Fund.................................................   12,110,401      137,653      138,408
Ready Reserves Fund.........................................  622,980,379    2,236,920    9,498,531

3) TO APPROVE A PROPOSAL TO REORGANIZE THE FUND INTO A DELAWARE BUSINESS TRUST.

A) TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO PERMIT ACTIONS, INCLUDING THE REORGANIZATION, TO BE APPROVED BY THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   21,141,341      618,456      344,322
International Growth Fund...................................    6,320,886      123,788       19,122
Emerging Markets Growth Fund................................      255,925        3,651            0
Value Discovery Fund........................................    2,109,212        8,445        2,552
Income Fund.................................................   12,013,443      143,088      183,384
Ready Reserve Fund..........................................  615,581,226    8,735,993   10,398,612

B) TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH THE FUND WILL BE REORGANIZED INTO A DELAWARE BUSINESS TRUST.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   20,612,888    1,090,246      400,986
International Growth Fund...................................    6,145,576      303,553       14,667
Emerging Markets Growth Fund................................      256,025        2,751          800
Value Discovery Fund........................................    2,117,607          468        2,134
Income Fund.................................................   11,990,443      165,659      183,813
Ready Reserve Fund..........................................  615,102,176    7,487,427   12,126,228

4) TO APPROVE NEW INVESTMENT OBJECTIVES FOR THE WILLIAM BLAIR GROWTH FUND, THE WILLIAM BLAIR INTERNATIONAL GROWTH FUND, THE WILLIAM BLAIR INCOME FUND, AND THE WILLIAM BLAIR READY RESERVES FUND.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   20,472,994    1,022,561      608,565
International Growth Fund...................................    6,311,124      131,164       21,507
Income Fund.................................................   11,756,353      356,527      227,036
Ready Reserves Fund.........................................  590,154,733   26,605,199   17,955,899

5) TO APPROVE STANDARDIZED FUNDAMENTAL INVESTMENT RESTRICTIONS FOR EACH OF THE WILLIAM BLAIR GROWTH FUND, WILLIAM BLAIR INTERNATIONAL GROWTH FUND, WILLIAM BLAIR EMERGING MARKETS GROWTH FUND, WILLIAM BLAIR VALUE DISCOVERY FUND, WILLIAM BLAIR INCOME FUND, AND WILLIAM BLAIR READY RESERVES FUND AND TO RECLASSIFYING THE REMAINING FUNDAMENTAL RESTRICTIONS AS NONFUNDAMENTAL.

A) TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING THE CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   20,507,056    1,150,073      446,990
International Growth Fund...................................    6,389,670       53,602       20,496
Emerging Markets Growth Fund................................      258,676          900            0
Value Discovery Fund........................................    2,083,947       32,544        3,718
Income Fund.................................................   11,754,543      359,428      225,943
Ready Reserves Fund.........................................  599,892,932   16,315,541   18,507,359

B) TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING BORROWING MONEY AND ISSUING SENIOR SECURITIES.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   20,427,475    1,229,605      447,039
International Growth Fund...................................    6,367,085       78,398       18,313
Emerging Markets Growth Fund................................      257,225        2,351            0
Value Discovery Fund........................................    2,066,691       49,538        3,980
Income Fund.................................................   11,802,212      337,820      199,882
Ready Reserves Fund.........................................  583,740,969   32,742,768   18,232,094

 62 Annual Report                                              December 31, 1999

C) TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING UNDERWRITING SECURITIES.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   20,506,514    1,151,380      446,226
International Growth Fund...................................    6,367,020       77,974       18,803
Emerging Markets Growth Fund................................      257,725        1,851            0
Value Discovery Fund........................................    2,084,947       31,700        3,562
Income Fund.................................................   11,808,814      336,041      195,059
Ready Reserves Fund.........................................  585,817,858   30,900,684   17,997,289

D) TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN REAL ESTATE.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   20,359,934    1,304,892      439,294
International Growth Fund...................................    6,388,432       57,075       18,289
Emerging Markets Growth Fund................................      257,925        1,651            0
Value Discovery Fund........................................    2,084,098       32,549        3,562
Income Fund.................................................   11,754,383      381,653      203,878
Ready Reserves Fund.........................................  582,894,096   33,769,018   18,052,716

E) TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING INVESTMENTS IN COMMODITIES.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   20,245,583    1,413,743      444,794
International Growth Fund...................................    6,350,660       95,283       17,852
Emerging Markets Growth Fund................................      257,225        2,351            0
Value Discovery Fund........................................    2,075,038       41,453        3,718
Income Fund.................................................   11,736,672      400,028      203,215
Ready Reserves Fund.........................................  584,007,963   32,762,728   17,945,140

F) TO ADOPT A NEW FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING LENDING BY THE FUND.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   20,333,671    1,331,146      439,301
International Growth Fund...................................    6,363,418       82,134       18,244
Emerging Markets Growth Fund................................      257,725        1,851            0
Value Discovery Fund........................................    2,084,674       31,973        3,562
Income Fund.................................................   11,741,948      389,529      208,437
Ready Reserves Fund.........................................  588,327,475   31,577,843   14,810,513

G) TO RECLASSIFY ALL REMAINING FUNDAMENTAL INVESTMENT RESTRICTIONS AS NONFUNDAMENTAL.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   18,873,544    2,717,217      513,360
International Growth Fund...................................    6,361,738       82,429       19,629
Emerging Markets Fund.......................................      257,125        1,651          800
Value Discovery.............................................    2,083,503       32,806        3,900
Income Fund.................................................   11,737,312      344,560      258,044
Ready Reserve Fund..........................................  586,355,602   32,905,027   15,455,202

6) TO APPROVE A RULE 12B-1 DISTRIBUTION PLAN WITH WILLIAM BLAIR & COMPANY, L.L.C. FOR CLASS N SHARES FOR EACH FUND.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................    4,154,327      637,800       62,966
International Growth........................................      821,771       69,756        8,487
Emerging Markets Fund.......................................        3,966            0            0
Value Discovery.............................................      142,462       11,560          593
Income Fund.................................................      782,073      127,195      112,163
Ready Reserves Fund.........................................  606,035,409   15,812,676   12,867,746

7) TO APPROVE AN AMENDED MANAGEMENT AGREEMENT FOR THE GROWTH FUND, INCOME FUND AND READY RESERVES FUND.

                                                                  FOR        AGAINST      ABSTAIN
                                                              -----------   ----------   ----------
Growth Fund.................................................   23,234,070      917,398      436,750
Income Fund.................................................   11,996,168      183,627      206,667
Ready Reserves Fund.........................................  611,176,761   10,874,775   12,664,295

December 31, 1999                                       William Blair Funds   63

                                  BOARD OF DIRECTORS



                                  Conrad Fischer, Chairman Principal, William
                                  Blair & Company, L.L.C.

                                  Vernon Armour
                                  Private Investor

                                  J. Grant Beadle
                                  Retired Chairman and CEO, Union Special
                                  Corporation

                                  Theodore A. Bosler
                                  Retired Principal and Vice President,
                                  Lincoln Capital Management Company

                                  John P. Kayser
                                  Principal, William Blair & Company, L.L.C.

                                  Ann P. McDermott

                                  Director and Trustee
                                  Profit and not-for-profit organizations

                                  John B. Schwemm

                                  Retired Chairman and CEO,
                                  R.R. Donnelley & Sons Company

                                  Robert E. Wood II
                                  Retired Executive Vice President,
                                  Morgan Stanley Dean Witter

                                  OFFICERS

                                  Rocky Barber, Chief Executive Officer
                                  Marco Hanig, President
                                  Michael P. Balkin, Senior Vice President
                                  Mark A.Fuller,III, Senior Vice President
                                  W.George Greig, Senior Vice President
                                  John F. Jostrand, Senior Vice President
                                  Stan Kirtman, Senior Vice President
                                  Glen A. Kleczka, Senior Vice President
                                  Gretchan S. Lash, Senior Vice President
                                  Bentley M. Myer, Senior Vice President
                                  Gregory J. Pusinelli, Senior Vice President
                                  Michelle R. Seitz, Senior Vice President
                                  Karl W. Brewer, Vice President
                                  Michael A. Jancosek, Vice President
                                  James S. Kaplan, Vice President
                                  Terence M. Sullivan, Vice President and
                                  Treasurer
                                  Jeffrey A. Urbina, Vice President
                                  Sheila M. Johnson, Secretary
                                  Janet V. Gassmann, Assistant Secretary

                                  INVESTMENT ADVISER
                                  William Blair & Company, L.L.C.

                                  TRANSFER AGENT
                                  State Street Bank and Trust Company
                                  P.O. Box 9104
                                  Boston, MA 02266-9104
                                  For customer assistance,call 1-800-635-2886
                                  (Massachusetts)1-800-635-2840)

                                  LEGAL COUNSEL
                                  Vedder, Price, Kaufman & Kammholz

December 31,  1999

 [LOGO]  William Blair Funds
        --------------------------------------------------------
            A TRADITION OF GROWTH

                                   GROWTH FUNDS
                                   Growth Fund
                                   Tax-Managed Growth Fund
                                   Large Cap Growth Fund
                                   Small Cap Growth Fund
                                   Internatinal Growth Fund
                                   Emerging Markets Growth Fund


                                   OTHER FUNDS
                                   Disciplined Large Cap Fund
                                   Value Discovery Fund
                                   Income Fund
                                   Ready Reserves Fund







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